As filed with the Securities and Exchange Commission on February 2, 2004.

                                                Securities Act File No. 33-06790
                                       Investment Company Act File No. 811-04719


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                            -

         Pre-Effective Amendment No.
                                     ------
         Post-Effective Amendment No.   26                                  X
                                      ------                                -

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                            -
         Amendment No.    26                                                X
                        ----                                                -


                           THE GABELLI WESTWOOD FUNDS
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                             Gabelli Advisers, Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                            ------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

      James E. McKee, Esq.            Michael R. Rosella, Esq.
      The Gabelli Westwood Funds      Paul, Hastings, Janofsky and Walker LLP
      One Corporate Center            75 East 55th Street, 5th Floor
      Rye, New York 10580-1422        New York, New York 10022


It is proposed that this filing will become effective:

  X   immediately upon filing pursuant to paragraph (b); or
 ---
      on ______________ pursuant to paragraph (b); or
 ---
      60 days after filing pursuant to paragraph (a)(1); or
 ---
      on ______________ pursuant to paragraph (a)(1) or;
 ---
      75 days after filing pursuant to paragraph (a)(2); or
 ---
      on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         This post-effective amendment designates a new effective date for a
 ---
         previously filed post-effective amendment.

                          THE GABELLI WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM

                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION ..................................     2


INVESTMENT AND PERFORMANCE SUMMARY ............  2-19

INVESTMENT AND RISK INFORMATION ............... 20-21

MANAGEMENT OF THE FUNDS ....................... 21-22
PURCHASE OF SHARES ............................ 22-24
REDEMPTION OF SHARES .......................... 24-25
EXCHANGE OF SHARES ............................ 25-26
PRICING OF FUND SHARES ........................    26
DIVIDENDS AND DISTRIBUTIONS ...................    26
TAX INFORMATION ...............................    27
MAILINGS TO SHAREHOLDERS ......................    27

FINANCIAL HIGHLIGHTS .......................... 28-30



THE
GABELLI
WESTWOOD
FUNDS

GABELLI WESTWOOD EQUITY FUND
GABELLI WESTWOOD BALANCED FUND
GABELLI WESTWOOD SMALLCAP EQUITY FUND
GABELLI WESTWOOD MIGHTY MITES SM FUND
GABELLI WESTWOOD REALTY FUND
GABELLI WESTWOOD INTERMEDIATE BOND FUND

CLASS AAA SHARES


PROSPECTUS
FEBRUARY 2, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                  INTRODUCTION

The Gabelli Westwood Funds (the "Trust") consists of the following six separate investment portfolios (the "Funds"):

     o Gabelli Westwood Equity Fund (the "Equity Fund")

     o Gabelli Westwood Balanced Fund (the "Balanced Fund")

     o Gabelli Westwood SmallCap Equity Fund (the "SmallCap Equity Fund")

     o Gabelli Westwood Mighty MitesSM Fund (the "Mighty Mites Fund")

     o Gabelli Westwood Realty Fund (the "Realty Fund")

     o Gabelli Westwood Intermediate Bond Fund (the "Intermediate Bond Fund")


This Prospectus describes Class AAA Shares of each of the Funds. Class A Shares, Class B Shares and Class C Shares of each of the Funds are offered in a separate Prospectus. Each Fund is advised by Gabelli Advisers, Inc. (the "Adviser") and each Fund, other than the Mighty Mites Fund, is sub-advised by Westwood Management Corporation (the "Sub-Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.


                          GABELLI WESTWOOD EQUITY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.


In selecting securities, the Sub-Adviser maintains a list of securities which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earning exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts our growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Fund's risk characteristics, such as beta (a measure of volatility), are generally less than those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"), the Fund's benchmark.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company's stocks is incorrect and the perceived value of such stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are a long-term investor
     o you seek growth of capital
     o you seek a fund with a growth orientation as part of your overall investment plan

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o you are seeking a high level of current income
     o you are conservative in your investment approach
     o you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table shown that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

        GABELLI WESTWOOD EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USEDE IN PRINTED GRAPHIC


1994     2.3%
1995    36.9%
1996    26.8%
1997    29.6%
1998    13.1%
1999    14.6%
2000    12.0%
2001    -9.4%
2002   -18.2%
2003    22.4%


During the periods shown in the bar chart, the highest return for a quarter was 15.53% (quarter ended June 30, 1997) and the lowest return for a quarter was (18.47)% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS                PAST           PAST          PAST
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)       ONE YEAR      FIVE YEARS     TEN YEARS
     ------------------------------------------      --------      ----------     ---------
The Gabelli Westwood Equity Fund
  Class AAA Shares
     Return Before Taxes .........................      22.41%          3.08%        11.71%
     Return After Taxes on Distributions .........      22.19%          1.58%         9.69%
     Return After Taxes on Distributions
       and Sale of Fund Shares ...................      17.99%          2.11%         9.13%
S&P(R)500 Index+ .................................      28.67%         (0.57)%       11.06%

------------------------
+ The S&P(R) 500 Index is a widely recognized, unmanaged index of common stock prices. The performance of the index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees .....................................   1.00%
  Distribution (Rule 12b-1) Expenses ................   0.25%
  Other Expenses ....................................   0.23%
                                                       -----
Total Annual Fund Operating Expenses ................   1.48%
                                                       =====


EXPENSE EXAMPLE:
This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 YEAR         3 YEARS       5 YEARS       10 YEARS
               ---------      ---------     ---------     -----------
                 $151           $468          $808          $1,768


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                         GABELLI WESTWOOD BALANCED FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.

PRINCIPAL RISKS:

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company's stocks is incorrect and the perceived value of such stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Investing in debt securities involves interest rate risk and credit risk. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer excercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are a long-term investor
     o you seek growth of capital and current income
     o you want participation in market growth with some emphasis on preserving assets in "down" markets


YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o  you seek stability of principal more than growth of capital
     o  you seek an aggressive growth strategy



PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years and ten years compare to those of a broad-based securities market index and other relevant indicies. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

       GABELLI WESTWOOD BALANCED FUND (FOR THE PERIODS ENDED DECEMBER 31)



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USEDE IN PRINTED GRAPHIC


1994    0.1%
1995   31.2%
1996   18.0%
1997   22.4%
1998   11.5%
1999    7.7%
2000   11.5%
2001   -3.2%
2002   -6.9%
2003   14.3%



During the periods shown in the bar chart, the highest return for a quarter was 11.43% (quarter ended June 30, 1997) and the lowest return for a quarter was (9.19)% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)    PAST ONE YEAR  PAST FIVE YEARS PAST TEN YEARS
   --------------------------------------------   -------------  --------------- --------------
The Gabelli Westwood Balanced Fund
  Class AAA Shares
     Return Before Taxes ........................    14.37%           4.33%          10.09%
     Return After Taxes on Distributions ........    14.02%           2.29%           8.48%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..................    11.57%           2.52%           7.92%
S&P 500 Index+ ..................................    28.67%          (0.57)%         11.06%
Lehman Brothers Government/Corporate
  Bond Index+ ...................................     4.67%           6.66%           6.98%
60% S&P(R)500 Index and 40% Lehman
  Brothers Government/Corporate Bond Index+ .....    19.07%           2.32%           9.43%

------------------------
+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of each index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):


  Management Fees ...................................    0.75%
  Distribution (Rule 12b-1) Expenses ................    0.25%
  Other Expenses ....................................    0.23%
                                                        -----
Total Annual Fund Operating Expenses ................    1.23%
                                                        =====


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 YEAR          3 YEARS         5 YEARS          10 YEARS
           ---------       ---------       ---------        -----------
             $125            $390            $676             $1,489


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------


                      GABELLI WESTWOOD SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of common stocks of smaller companies. These smaller companies have a market capitalization (defined as shares outstanding times current market price) of between $100 million and $1.5 billion at the time of the Fund's initial investment.

In selecting securities for the Fund, the Sub-Adviser considers companies which offer:

     o an earnings growth rate exceeding the Fund's benchmark, the Russell 2000 Index

     o an increasing return on equity

     o a low debt/equity ratio

     o sequential earnings per share and sales growth

     o a recent positive earnings surprise

Frequently small capitalization companies exhibit one or more of the following traits:

     o new products or technologies

     o new distribution methods

     o rapid  changes  in  industry   conditions  due  to  regulatory  or  other
       developments

     o changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth

The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Sub-Adviser closely monitors the issuers and will sell a stock if the stock achieves 90% of its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate and/or the issuer suffers an earnings disappointment.

Because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The Fund is subject to the risk that small capitalization stocks fall out of favor generally with investors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are a long-term investor
     o you seek growth of capital
     o you seek investments in small capitalization growth stocks as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o you are seeking a high level of current income
     o you are conservative in your investment approach
     o you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table shown that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years and since inception compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


    GABELLI WESTWOOD SMALLCAP EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1998   10.6%
1999   52.5%
2000   -9.4%
2001  -22.3%
2002  -29.9%
2003   24.1%



During the periods shown in the bar chart, the highest return for a quarter was 28.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (23.42)% (quarter ended March 31, 2001).



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS               PAST             PAST            SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)      ONE YEAR        FIVE YEARS    APRIL 15, 1997*
     -----------------------------------------      ---------       -----------   ---------------
The Gabelli Westwood SmallCap Equity Fund
  Class AAA Shares
     Return Before Taxes ..........................    24.11%          (1.37)%          5.49%
     Return After Taxes on Distributions ..........    24.11%          (3.65)%          3.29%
     Return After Taxes on Distributions
       and Sale of Fund Shares ....................    19.29%          (1.42)%          4.03%
Russell 2000 Index+ ...............................    47.25%           7.13%           9.02%

------------------------
*    From  April  15,  1997,  the  date  that  the  Fund  commenced   investment
     operations.

+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):


  Management Fees ...........................................    1.00%
  Distribution (Rule 12b-1) Expenses ........................    0.25%
  Other Expenses ............................................    0.74%
                                                                -----
Total Annual Fund Operating Expenses ........................    1.99%
                                                                -----
   Less Fee Waiver and Expense Reimbursement* ...............    0.49%
                                                                -----
Net Annual Operating Expenses* ..............................    1.50%
                                                                =====
------------------------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


        1 YEAR            3 YEARS             5 YEARS           10 YEARS
       ---------         ---------           ---------         -----------
         $153              $577               $1,027             $2,277


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                      GABELLI WESTWOOD MIGHTY MITESSM FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Mighty Mites Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. These companies are called micro-cap companies.

The Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting stocks, the Adviser attempts to identify companies that:

     o have above-average sales and earnings growth prospects

     o have improving balance sheet fundamentals given the current status of economic and business cycles

     o are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs or other significant events

     o have  new  or  unique  products,  new  or  expanding  markets,   changing
       competitive or regulatory climates or undervalued assets or franchises

The Adviser also considers the stocks' prices, the issuers' balance sheet characteristics and the strength of issuers' managements.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that investment in micro-capitalization stocks may be subject to more abrupt or erratic movements in price than investment in small, medium and large-capitalization stocks. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are a long-term investor
     o you seek long-term growth of capital
     o you seek an exposure to the micro-capitalization market segment despite the potential volatility of micro-capitalization stocks

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o you are seeking a high level of current income
     o you are conservative in your investment approach
     o you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual return for Class AAA Shares for one year, five years and since inception compare to that of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


     GABELLI WESTWOOD MIGHTY MITES FUND (FOR THE PERIODS ENDED DECEMBER 31)


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1999   36.4%
2000    3.5%
2001    6.2%
2002   -0.8%
2003   25.9%


During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (9.55)% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------



           AVERAGE ANNUAL TOTAL RETURNS                 PAST             PAST            SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)        ONE YEAR        FIVE YEARS     MAY 11, 1998*
     -----------------------------------------       ----------       ----------    --------------
The Gabelli Westwood Mighty Mites Fund
  Class AAA Shares
     Return Before Taxes ..........................      25.94%          13.38%          13.87%
     Return After Taxes on Distributions ..........      25.54%          10.33%          11.07%
     Return After Taxes on Distributions
       and Sale of Fund Shares ....................      20.62%           9.33%           9.96%
Russell 2000 Index+ ...............................      47.25%           7.13%           4.18%

------------------------
* From May 11, 1998, the date that the Fund commenced investment operations. + The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):


  Management Fees ...........................................      1.00%
  Distribution (Rule 12b-1) Expenses ........................      0.25%
  Other Expenses* ...........................................      0.41%
                                                                  -----
Total Annual Fund Operating Expenses ........................      1.66%
                                                                  -----
   Less Fee Waiver and Expense Reimbursement* ...............      0.16%
                                                                  -----
Net Annual Operating Expenses* ..............................      1.50%
                                                                  =====
 ------------------------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR           3 YEARS             5 YEARS          10 YEARS
          ---------        ---------           ---------        -----------
            $153             $508                $887             $1,952


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

                          GABELLI WESTWOOD REALTY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Realty Fund seeks to provide long-term capital appreciation as well as current income. It invests primarily in companies that are engaged in real estate.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of publicly traded real estate investment trusts ("REITs") with a market capitalization (defined as shares outstanding times current market price) of a minimum of $50 million at the time of the Fund's initial investment. A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate loans or interests. The Fund's investments include equity REITs, mortgage REITs and hybrid REITs and other equity securities engaged in real estate.

The Sub-Adviser invests in REITs with attractive income and growth characteristics. It uses a multi-factor database model to rank various growth, value and management characteristics of a universe of REITs and then follows the ranking process with in-depth fundamental research. Securities considered for purchase have:

     o attractive rankings based on the Sub-Adviser's database model

     o assets in regions with favorable demographic trends

     o assets in sectors with attractive long-term fundamentals

     o issuers with strong management teams and/or

     o issuers with good balance sheet fundamentals

The Sub-Adviser will consider selling a security if real estate supply/demand fundamentals become unfavorable in the issuer's sector or region, there is limited growth opportunity, the issuer is at risk of losing its competitive edge and/or the issuer is serving markets with slowing growth.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws and a number of other factors. An investor in the Fund is subject to the risk that the real estate industry will underperform other industries or the stock market generally. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are a long-term investor
     o you seek current income as well as growth of capital
     o you seek to invest in a market which does not correlate directly with other equity markets
     o you seek broad-based exposure to the real estate market without owning real estate directly

YOU   MAY NOT WANT TO  INVEST  IN THE FUND  IF:

     o you are conservative in your investment approach
     o you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years and since inception compare to those of a broad-based securities market index and another relevant index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


        GABELLI WESTWOOD REALTY FUND (FOR THE PERIODS ENDED DECEMBER 31)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1998  -15.2%
1999   -2.7%
2000   27.3%
2001   11.4%
2002    3.9%
2003   33.5%



During the periods shown in the bar chart, the highest return for a quarter was 12.58% (quarter ended June 30, 1999) and the lowest return for a quarter was (10.29)% (quarter ended September 30, 1998).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS                            PAST           PAST             SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)                   ONE YEAR      FIVE YEARS   SEPTEMBER 30, 1997*
     -----------------------------------------                  -----------   ------------ --------------------
The Gabelli Westwood Realty Fund
  Class AAA Shares
     Return Before Taxes ....................................      33.50%        13.88%            8.79%
     Return After Taxes on Distributions ....................      32.69%        12.20%            7.07%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..............................      26.87%        10.62%            6.28%
Russell 2000 Index+ .........................................      47.25%         7.13%            4.66%
NAREIT Composite REIT Index+ ................................      38.47%        14.65%            6.38%

------------------------
* From September 30, 1997, the date that the Fund commenced investment operations.
+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 which contains the 3000 largest stocks in the U.S. based on total market capitalization.The NAREIT Composite REIT Index is a market capitalization weighted unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the National Association of Securities Dealers Automated Quotations, Inc. which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The performance of each index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):


  Management Fees ...........................................      1.00%
  Distribution (Rule 12b-1) Expenses ........................      0.25%
  Other Expenses ............................................      0.80%
                                                                  -----
Total Annual Fund Operating Expenses ........................      2.05%
                                                                  -----
   Less Fee Waiver and Expense Reimbursement* ...............      0.55%
                                                                  -----
Net Annual Operating Expenses* ..............................      1.50%
                                                                  =====
 ------------------------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 YEAR            3 YEARS            5 YEARS           10 YEARS
         ---------         ---------          ---------         -----------
           $153              $590              $1,053             $2,335



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

                     GABELLI WESTWOOD INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal conditions the Fund invests at least 80% of its net assets in bonds of various types and with various maturities. The Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a nationally recognized rating agency.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in, generally the Fund will have a dollar weighted average maturity of three to ten years. The Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities and certain collateralized and asset-backed securities. The Fund will maintain an average rating of AA or better by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, or comparable quality.

In selecting securities for the Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Lehman Brothers Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in cash, if interest rates decline, the Fund may lose the opportunity to benefit from a probable increase in debt securities valuations. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you are seeking current income consistent with the maintenance of principal and liquidity
     o you are conservative in your investment approach
     o you are seeking exposure to investment grade bonds as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o you seek growth of capital
     o you seek stability of principal more than total return



--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

   GABELLI WESTWOOD INTERMEDIATE BOND FUND (FOR THE PERIODS ENDED DECEMBER 31)



                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1994  -5.6%
1995  16.2%
1996   3.7%
1997  10.7%
1998   6.6%
1999  -2.4%
2000  11.7%
2001   7.4%
2002  10.1%
2003   1.3%


During the periods shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended September 30, 2002) and the lowest return for a quarter was (3.74)% (quarter ended March 31, 1994).

           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)    PAST ONE YEAR   PAST FIVE YEARS    PAST TEN YEARS
     ----------------------------------------    ---------------  ----------------   --------------            --------------------
The Gabelli Westwood Intermediate Bond
  Fund Class AAA Shares
     Return Before Taxes ..........................     1.32%          5.49%           5.77%
     Return After Taxes on Distributions ..........     1.88%          4.08%           4.41%
     Return After Taxes on Distributions
       and Sale of Fund Shares ....................     1.95%          3.81%           4.23%
Lehman Brothers Government/Corporate
  Bond Index+ .....................................     4.67%          6.66%           6.98%

------------------------
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of the index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES (expenses that are deducted from Fund assets):


  Management Fees .......................................     0.60%
  Distribution (Rule 12b-1) Expenses ....................     0.25%
  Other Expenses* .......................................     0.72%
                                                             -----
Total Annual Fund Operating Expenses ....................     1.57%
                                                             -----
   Less Fee Waiver and Expense Reimbursement* ...........     0.57%
                                                             -----
Net Annual Operating Expenses* ..........................     1.00%
                                                             =====
------------------------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.00% on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR            3 YEARS            5 YEARS          10 YEARS
        ---------         ---------          ---------        -----------
          $102              $440               $801             $1,819



--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
                         INVESTMENT AND RISK INFORMATION

    The non-fundamental investment policy of each of the Gabelli Westwood Equity, Gabelli Westwood SmallCap Equity, Gabelli Westwood Realty and Gabelli Westwood Intermediate Bond Funds relating to the type of securities in which 80% of the Fund's net assets must be invested (the "80% Investment Policy") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' written notice of any changes in the 80% Investment Policy.

The Funds may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include U.S. Government securities, certificates of deposit, bankers acceptances, time deposits, repurchase agreements and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     o FUND AND MANAGEMENT RISK. If the Fund's manager's judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

     o EQUITY RISK. EQUITY FUND, BALANCED FUND, SMALLCAP EQUITY FUND, MIGHTY MITES FUND AND REALTY FUND -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o INTEREST RATE RISK, MATURITY RISK AND CREDIT RISK. BALANCED FUND, REALTY FUND AND INTERMEDIATE BOND FUND -- When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

     o SMALL- AND MICRO-CAPITALIZATION COMPANY RISK. SMALLCAP EQUITY FUND AND MIGHTY MITES FUND -- Although small-cap and micro-capitalization companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

     o PRE-PAYMENT RISK. BALANCED FUND AND INTERMEDIATE BOND FUND -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

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     o REAL ESTATE INDUSTRY  CONCENTRATION  RISK. REALTY FUND -- The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates,
       and  tax  and  regulatory  requirements.   Adverse  economic,   business,
       regulatory or political developments affecting the real estate industry could have a major effect on the value of the Fund's investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Advisers, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Trust's Board of Trustees. The Adviser is a Delaware corporation formerly known as Teton Advisers LLC (prior to November 1997). The Adviser is a subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers/reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2003.

                                                                                   ADVISORY FEE PAID FOR
                              ANNUAL ADVISORY FEE-CONTRACTUAL RATE               FISCAL YEAR ENDED 9/30/03
FUND                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----                      ---------------------------------------------   ---------------------------------------------
Equity Fund                                   1.00%                                     1.00%
Balanced Fund                                 0.75%                                     0.75%
SmallCap Equity Fund                          1.00%                                     0.53%
Mighty Mites Fund                             1.00%                                     0.50%
Realty Fund                                   1.00%                                     0.51%
Intermediate Bond Fund                        0.60%                                     0.08%

With respect to the SmallCap Equity, Mighty Mites, Realty and Intermediate Bond Funds, the Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total
Annual Fund Operating Expenses at certain levels. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2004.


In addition, each of the SmallCap Equity, Mighty Mites, Realty and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50%, 1.50%, 1.50% and 1.00%, respectively.


SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corporation for all Funds except the Mighty Mites Fund, for which there is not a Sub-Advisory Agreement. The Sub-Adviser has its principal offices located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.


THE PORTFOLIO MANAGERS. Susan M. Byrne, Chairman and CEO of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund. Ms. Byrne and Mark Freeman, Director of Research and Vice President of the Sub-Adviser since 2000, are jointly responsible for the day-to-day

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                                                                              21

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management of the Balanced  Fund.  Mr.  Freeman was previously an Assistant Vice
President in the fixed income Group from 1999 through 2000. Prior to joining the Sub-Adviser, he was Assistant Vice President-- Fixed Income Strategist and Senior Economist from 1994 to 1999 at First American Corp. Mr. Freeman is also responsible for the day-to-day management of the Intermediate Bond Fund. C.J. MacDonald, CFA and Vice President of the Sub-Adviser since 1994 is responsible for the day-to-day management of the SmallCap Equity Fund. Ms. Byrne is responsible for the day-to-day management of the Realty Fund. Mario J. Gabelli and Walter K. Walsh are primarily responsible for the day-to-day management of the Mighty Mites Fund. Mario J. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Inc. and its affiliates since their organization. Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant.


RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance the distribution of its Class AAA Shares. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Funds' Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Westwood Funds" to:

       BY MAIL                                    BY PERSONAL DELIVERY
       -------                                    --------------------
       THE GABELLI FUNDS                          THE GABELLI FUNDS
       P.O. BOX 8308                              C/O BFDS
       BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

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22

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                       STATE STREET BANK AND TRUST COMPANY
                       ABA 011-0000-28 REF DDA 99046187
                      RE: GABELLI WESTWOOD ____________FUND
                               ACCOUNT __________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

       If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA shares at the net asset value next determined after the Funds receive your completed subscription order forms and your payment. See "Pricing of Fund Shares" for a description of the calculation of the net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan/Education Savings Plans" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification


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                                                                              23

--------------------------------------------------------------------------------

number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, including 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Tresutees on a Fund-by-Fund basis, each of the Funds pays a portion of these charges, out of assets other than 12b-1 payments, representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.


The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Funds through the transfer agent.


     o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (includeing an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. IRA holders should consult a tax asvisor concerning the current tax rules applicable to IRAs. If State Street acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you will be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone r Internet redemptions.


       1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. Each Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

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24

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       2.  TELEPHONE  OR INTERNET  REDEMPTION  BY BANK WIRE.  Each Fund  accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. Each Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


     o AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While a Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

REDEMPTION IN KIND. The Funds reserve the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts. Payments would be made in portfolio securities only in the rare instance that the Trust's Board of Trustees believes that it would be in the Funds' best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

       o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

       o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

       o   you may realize a taxable gain or loss.


       o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus.


You may exchange shares through the Distributor, directly from the Funds' transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

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                                                                              25

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     o EXCHANGE BY MAIL.  You may send a written  request for  exchanges to: THE
       GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.


                             PRICING OF FUND SHARES

The net asset value per share of each Fund's Class AAAShares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The net asset value per share of each Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of the securities and other assets less the liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Funds use market quotations in valuing portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Trust believe represents fair value. The price of Fund shares for the purposes of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form by the Fund.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income will be paid annually by the Equity Fund, the SmallCap Equity Fund and the Mighty Mites Fund and quarterly by the Balanced Fund and the Realty Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different Funds.


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26

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                                 TAX INFORMATION


The Funds expect that distributions will consist primarily of net investment income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income, except that qualifying dividends are subject to a maximum tax rate of 15%. Distributions from REITs generally are not qualifying dividends. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares, generally will be subject to federal income tax. State and local tax may also apply.

You will recognize a taxable gain or loss upon the sale, exchange or redemption of shares in the Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund is required, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement. In addition, foreign shareholders may be subject to a federal withholding tax on dividends out of net investment income.

State and local taxes may be different from the federal consequences described above.

Please consult the Statement of Additional Information for further discussion of federal income tax considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                             MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the Fund's financial performance for the past five years or the life of the Fund. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's Class AAA Shares. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements and related notes, is included in the annual report, which is available upon request.

                          GABELLI WESTWOOD EQUITY FUND


Selected data for a share of beneficial interest outstanding throughout each period:

                                            OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                                -----------------------------------------------    -----------------------------------------

                                                   NET
                  NET ASSET                       REALIZED
                     VALUE,         NET             AND               TOTAL                        NET
                   PORTFOLIO     INVESTMENT    UNREALIZED GAIN         FROM           NET         REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON          INVESTMENT     INVESTMENT    GAIN ON          TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(B)       INVESTMENTS        OPERATIONS       INCOME     INVESTMENTS    DISTRIBUTIONS
--------------    ----------    ----------     ----------------    ------------    ----------   ------------  --------------
2003               $ 7.02         $ 0.09          $ 0.96             $ 1.05        $(0.08)             --        $(0.08)
2002                 8.32           0.07           (1.32)             (1.25)        (0.05)             --         (0.05)
2001                11.12           0.04           (1.52)             (1.48)        (0.01)         $(1.31)        (1.32)
2000                10.46          (0.00)(c)        1.86               1.86         (0.02)          (1.18)        (1.20)
1999                 8.99           0.04            1.72               1.76         (0.06)          (0.23)        (0.29)


                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           -------------------------------------------------------------


                                                                 NET
                   NET                      NET ASSETS,       INVESTMENT        EXPENSES
                ASSET VALUE,                  END OF         INCOME (LOSS)    NET OF WAIVERS    PORTFOLIO
PERIOD ENDED      END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE       TURNOVER
SEPTEMBER 30      PERIOD        RETURN+     (IN 000'S)        NET ASSETS      NET ASSETS(A)       RATE
--------------  ------------    --------   ------------      ------------    ----------------    -------
2003              $ 7.99          15.1%       $221,635          1.19%             1.48%            50%
2002                7.02         (15.1)        231,197          0.84              1.46             84
2001                8.32         (14.9)        265,855          0.45              1.43             87
2000               11.12          19.3         204,094         (0.00)             1.48             91
1999               10.46          19.8         155,036          0.38              1.49             67

--------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian  fee credits on cash balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense  ratios would be 1.47% for the period ended September 30, 2003, 1.43% for 2002, 1.42% for 2001, 1.47% for 2000 and 1.44% for 1999.
(b)  Per share amounts have been  calculated  using the monthly average shares  outstanding  method for fiscal
     2000, 2001, 2002 and 2003.
(c)  Amount represents less than $0.005 per share.


                         GABELLI WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                                -----------------------------------------------    -----------------------------------------

                                                   NET
                  NET ASSET                       REALIZED
                     VALUE,         NET             AND               TOTAL                        NET
                   PORTFOLIO     INVESTMENT    UNREALIZED GAIN         FROM           NET         REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON          INVESTMENT     INVESTMENT    GAIN ON          TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(B)       INVESTMENTS        OPERATIONS       INCOME     INVESTMENTS    DISTRIBUTIONS
--------------    ----------    ----------     ----------------    ------------    ----------   ------------  --------------
2003               $ 9.65          $0.21          $ 0.87             $ 1.08        $(0.22)             --         $(0.22)
2002                10.40           0.24           (0.75)             (0.51)        (0.24)             --(c)       (0.24)
2001                12.40           0.26           (0.90)             (0.64)        (0.26)         $(1.10)         (1.36)
2000                11.98           0.27            1.23               1.50         (0.27)          (0.81)         (1.08)
1999                10.98           0.25            1.12               1.37         (0.25)          (0.12)         (0.37)

                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           -------------------------------------------------------------


                                                                 NET
                   NET                      NET ASSETS,       INVESTMENT        EXPENSES
                ASSET VALUE,                  END OF         INCOME (LOSS)    NET OF WAIVERS    PORTFOLIO
PERIOD ENDED      END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE       TURNOVER
SEPTEMBER 30      PERIOD        RETURN+     (IN 000'S)        NET ASSETS      NET ASSETS(A)       RATE
--------------  ------------    --------   ------------      ------------    ----------------    -------
2003              $10.51         11.2%        $152,409          2.10%              1.23%            56%
2002                9.65         (5.1)         150,915          2.25               1.22             78
2001               10.40         (5.8)         154,179          2.23               1.17             81
2000               12.40         13.4          139,350          2.21               1.19             65
1999               11.98         12.6          160,352          2.06               1.20             86

--------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian  fee credits on cash balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense  ratios would be 1.20% for the period ended September 30, 2003, 1.17% for 2002, 1.15% for 2001, 1.17% for 2000 and 1.15% for 1999.
(b)  Per share amounts have been  calculated  using the monthly average shares  outstanding  method for fiscal
     2000, 2001, 2002 and 2003.
(c)  Amount represents less than $.005 per share.


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
                      GABELLI WESTWOOD SMALLCAP EQUITY FUND


Selected data for a share of beneficial interest outstanding throughout each period:

                                    OPERATING PERFORMANCE                           DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------------------
                                              NET
                                            REALIZED                                              IN EXCESS
               NET ASSET      NET             AND           TOTAL                      NET         OF NET
                VALUE,     INVESTMENT   UNREALIZED GAIN     FROM          NET       REALIZED      REALIZED
PERIOD ENDED   BEGINNING     INCOME        (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON      GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    (LOSS)(C)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS    INVESTMENTS   DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------   -----------    -------------
2003            $ 7.49        $(0.08)       $ 0.77          $ 0.69         --            --            --            --
2002              8.86         (0.09)        (1.28)          (1.37)        --            --            --            --
2001             22.10         (0.16)        (8.12)          (8.28)        --        $(4.53)       $(0.43)(d)    $(4.96)
2000             17.77         (0.27)         5.39            5.12         --         (0.79)           --         (0.79)
1999             11.18         (0.12)         6.71            6.59         --            --            --            --

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
2003             $ 8.18            9.2%     $15,721       (1.03)%          1.53%             1.99%           329%
2002               7.49          (15.5)      16,212       (0.98)           1.56              1.76            202
2001               8.86          (43.2)      21,768       (1.27)           1.59              1.74            184
2000              22.10           29.4       34,911       (1.39)           1.58              1.63            218
1999              17.77           58.9       20,361       (0.88)           1.62              1.72            178

--------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian  fee credits on cash balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense ratios would be 1.50% for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been calculated  using the monthly average shares method for fiscal 2001, 2002 and
     2003.
(d)  Return of Capital.


                      GABELLI WESTWOOD MIGHTY MITES SM FUND


Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------
                                              NET
                                            REALIZED
               NET ASSET                      AND           TOTAL                      NET
                VALUE,        NET        UNREALIZED GAIN     FROM         NET       REALIZED
PERIOD ENDED   BEGINNING   INVESTMENT      (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON           TOTAL
SEPTEMBER 30   OF PERIOD    INCOME(C)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS      DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------      -------------
2003           $11.29        $(0.03)          $ 2.25        $ 2.22       $(0.04)    $(0.05)             $(0.09)
2002            10.99          0.03             0.37          0.40        (0.10)        --               (0.10)
2001            14.00          0.12            (0.59)        (0.47)       (0.08)     (2.46)              (2.54)
2000            12.91          0.05             2.76          2.81        (0.10)     (1.62)              (1.72)
1999             9.70          0.10             3.20          3.30        (0.09)        --               (0.09)

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
2003              $13.42         19.8%     $51,138       (0.21)%          1.50%              1.66%          14%
2002               11.29          3.6       31,103        0.27            1.50               1.78           18
2001               10.99         (2.8)      17,404        0.98            1.52               2.20           66
2000               14.00         23.0       15,165        0.38            1.50               2.01           66
1999               12.91         34.2       10,205        0.94            1.01               2.32           88

--------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian  fee credits on cash balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense ratios would be 1.50% for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been  calculated  using the monthly average shares  outstanding  method for fiscal
     2000, 2001, 2002 and 2003.


--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------
                         GABELLI WESTWOOD REALTY FUND


Selected data for a share of beneficial interest outstanding throughout each period:

                                    OPERATING PERFORMANCE                           DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------------------
                                               NET
                                             REALIZED                                              IN EXCESS
               NET ASSET                       AND           TOTAL                      NET         OF NET
                VALUE,         NET        UNREALIZED GAIN     FROM         NET       REALIZED      REALIZED
PERIOD ENDED   BEGINNING    INVESTMENT      (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON      GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    INCOME(C)      INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   INVESTMENTS   DISTRIBUTIONS
------------  ----------    ----------      -----------    ----------    ------     -----------   -----------    -------------
2003            $10.03       $ 0.38           $ 1.85         $ 2.23       $(0.39)        --            --           $(0.39)
2002              9.76         0.43             0.31           0.74        (0.47)        --            --            (0.47)
2001              9.10         0.40             0.62           1.02        (0.36)        --            --            (0.36)
2000              7.61         0.38             1.46           1.84        (0.35)        --            --            (0.35)
1999              8.43         0.22            (0.81)         (0.59)       (0.23)        --            --            (0.23)

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
2003               $11.87        22.8%    $13,923        3.70%            1.56%              2.05%           33%
2002                10.03         7.5       9,122        4.42             1.59               2.61            47
2001                 9.76        11.4       3,526        4.27             1.64               4.51            64
2000                 9.10        24.9       2,845        4.52             1.73               4.14            74
1999                 7.61        (5.7)      1,784        4.32             1.60               3.68            55

--------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for  custodian  fee credits on cash  balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense ratios would be 1.00% for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been calculated  using the monthly average shares method for fiscal 2001, 2002 and
     2003.



                   THE GABELLI WESTWOOD INTERMEDIATE BOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   -----------------------------------------
                                              NET
                                            REALIZED
               NET ASSET      NET             AND           TOTAL                      NET
                VALUE,     INVESTMENT   UNREALIZED GAIN     FROM          NET       REALIZED
PERIOD ENDED   BEGINNING     INCOME        (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    (LOSS)(C)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS     DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------     -------------
2003            $11.30       $ 0.31          $(0.00)(c)     $ 0.31      $(0.30)        --             $(0.30)
2002             10.82         0.45            0.48           0.93       (0.45)        --              (0.45)
2001             10.08         0.51            0.74           1.25       (0.51)        --              (0.51)
2000              9.99         0.51            0.09           0.60       (0.51)        --              (0.51)
1999             10.74         0.50           (0.75)         (0.25)      (0.50)        --              (0.50)

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
2003             $11.31           2.8%     $12,174       2.70%             1.06%              1.57%          73%
2002              11.30           8.9       15,157       4.06              1.05               1.69           46
2001              10.82          12.7        8,140       4.90              1.07               2.02           77
2000              10.08           6.4        6,451       5.16              1.06               1.94           67
1999               9.99          (2.4)       6,214       4.82              1.05               1.63          108

 --------------------------
+    Total return  represents  aggregate total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period  including  reinvestment of dividends.  Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian  fee credits on cash balances  maintained with the  custodian.  Including  such  custodian fee credits,  the expense ratios would be 1.50% for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been  calculated  using the monthly average shares  outstanding  method for fiscal
     2001, 2002 and 2003.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

                           THE GABELLI WESTWOOD FUNDS

                          GABELLI WESTWOOD EQUITY FUND
                         GABELLI WESTWOOD BALANCED FUND
                      GABELLI WESTWOOD SMALLCAPEQUITY FUND
                      GABELLI WESTWOOD MIGHTY MITES SM FUND
                          GABELLI WESTWOOD REALTY FUND
                     GABELLI WESTWOOD INTERMEDIATE BOND FUND

                                CLASS AAA SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
      You can get free copies of these documents and prospectuses of other funds in the Gabelli family,
       or request other information and discuss your questions about the
                              Funds by contacting:

                           The Gabelli Westwood Funds
                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' Prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

     o Free from the EDGAR Database on the Commission's Website at www.sec.gov.


(Investment Company Act File: Number 811-04719)

                           THE GABELLI WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION ................................       2

INVESTMENT AND PERFORMANCE SUMMARY ..........    2-23

MORE INVESTMENT AND RISK INFORMATION ........   24-25

MANAGEMENT OF THE FUNDS .....................   25-26
CLASSES OF SHARES ...........................   27-31
PURCHASE OF SHARES ..........................   31-32
REDEMPTION OF SHARES ........................   32-33
EXCHANGE OF SHARES ..........................   33-34
PRICING OF FUND SHARES ......................      34
DIVIDENDS AND DISTRIBUTIONS .................      35
TAX INFORMATION .............................      35
MAILINGS TO SHAREHOLDERS ....................      36

FINANCIAL HIGHLIGHTS ........................   37-42




THE
GABELLI
WESTWOOD
FUNDS

GABELLI  WESTWOOD EQUITY FUND
GABELLI  WESTWOOD  BALANCED FUND
GABELLI  WESTWOOD SMALLCAP  EQUITY FUND
GABELLI  WESTWOOD  MIGHTY  MITES SM  FUND
GABELLI  WESTWOOD REALTY  FUND
GABELLI  WESTWOOD  INTERMEDIATE  BOND FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

PROSPECTUS

FEBRUARY 2, 2004

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                  INTRODUCTION

The Gabelli Westwood Funds (the "Trust") currently consists of the following six separate investment portfolios (the "Funds"):

         o Gabelli Westwood Equity Fund (the "Equity Fund")

         o Gabelli Westwood Balanced Fund (the "Balanced Fund")

         o Gabelli Westwood SmallCap Equity Fund (the "SmallCap Equity Fund")

         o Gabelli Westwood Mighty MitesSM Fund (the "Mighty Mites Fund")

         o Gabelli Westwood Realty Fund (the "Realty Fund")

         o Gabelli  Westwood  Intermediate  Bond  Fund (the  "Intermediate  Bond
           Fund")

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Funds. Class A Shares were formerly known as Service Class Shares, and prior to June 15, 2000 were only offered by the Equity Fund, the Balanced Fund and, until November 1994, the Intermediate Bond Fund. Each Fund is advised by Gabelli Advisers, Inc. (the "Adviser") and each Fund, other than the Mighty Mites Fund, is sub-advised by Westwood Management Corporation (the "Sub-Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                          GABELLI WESTWOOD EQUITY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.


In selecting securities, the Sub-Adviser maintains a list of securities which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earning exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts our growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Fund's risk characteristics, such as beta (a measure of volatility), are generally less than those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"), the Fund's benchmark.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company's stocks is incorrect and the perceived value of such stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


--------------------------------------------------------------------------------
2

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital
      o you seek a fund with a growth orientation as part of your overall investment plan

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your  investment  approach
      o you seek  stability  of  principal  more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C Shares prior to their issuance. Class A Shares were issued on January 28, 1994; Class B Shares were issued on March 27, 2001; and Class C Shares were issued on February 13, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

        GABELLI WESTWOOD EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1994    2.3%
1995   36.6%
1996   26.2%
1997   29.3%
1998   12.8%
1999   14.3%
2000   11.7%
2001   -9.6%
2002  -18.4%
2003   22.1%

*The bar chart above shows total returns for Class AAA Shares for the period ended 1994 and total returns for Class A Shares for the periods ended 1995 (the first full calendar year that Class A Shares were offered) through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 15.37% (quarter ended September 30, 1997) and the lowest return for a quarter was (18.53)% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 2003)    PAST ONE YEAR  PAST FIVE YEARS(1) PAST TEN YEARS(1)
---------------------------------------------  -------------  ---------------    -----------------
The Gabelli Westwood Equity Fund
  Class A Shares**
     Return Before Taxes .....................    17.16%            1.97%           10.93%
     Return After Taxes on Distributions .....    17.03%           (1.42)%           7.94%
     Return After Taxes on Distributions
       and Sale of Fund Shares ...............    12.26%           (1.06)%           7.24%
  Class B Shares**
     Return Before Taxes .....................    17.02%            2.55%           11.47%
  Class C Shares**
     Return Before Taxes .....................    20.64%            2.60%           11.46%
S&P 500 Index+ ...............................    28.67%           (0.57)%          11.06%

------------------------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The performance of the index does not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                         CLASS A            CLASS B          CLASS C
                                                          SHARES            SHARES           SHARES
                                                         ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ................     4.00%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ...........     None(3)           5.00%(4)          1.00%(5)

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ......................................     1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses .......     0.50%             1.00%             1.00%
Other Expenses .......................................     0.23%             0.23%             0.23%
                                                          -----             -----             -----
Total Annual Operating Expenses ......................     1.73%             2.23%             2.23%
                                                          =====             =====             =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.
(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
                               ---------   ----------   ----------   ---------
Class A Shares
 - assuming redemption ......    $569         $923        $1,301       $2,359
 - assuming no redemption ...    $569         $923        $1,301       $2,359
Class B Shares
 - assuming redemption ......    $726         $997        $1,395       $2,439
 - assuming no redemption ...    $226         $697        $1,195       $2,439
Class C Shares
 - assuming redemption ......    $326         $697        $1,195       $2,565
 - assuming no redemption ...    $226         $697        $1,195       $2,565


                         GABELLI WESTWOOD BALANCED FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Fund's assets in equity securities and 30% to 70% in debt securities, and the balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.

PRINCIPAL RISKS:

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company's stocks is incorrect and the perceived value of such stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Investing in debt securities involves interest rate risk and credit risk. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt secu-

--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

rities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek both growth of capital and current income
      o you want participation in market growth with some emphasis on preserving assets in "down" markets

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you seek stability of principal more than growth of capital
      o you seek an aggressive growth strategy


PERFORMANCE:
The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare to those of a broad-based securities market index and other relevant indicies. The historical performance of Class AAA Shares, which are not offered in this Prospectus, was used to calculate performance for Class B and C Shares prior to their issuance. Class B Shares were issued on March 27, 2001 and Class C Shares were issued on September 25, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

       GABELLI WESTWOOD BALANCED FUND (FOR THE PERIODS ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1994   -0.5%
1995   30.9%
1996   17.9%
1997   22.2%
1998   11.1%
1999   7.51%
2000   11.1%
2001   -3.4%
2002   -7.3%
2003   14.1%

* The bar chart above shows total returns for Class A Shares for the periods ended 1994 through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 11.28% (quarter ended June 30, 1997) and the lowest return for a quarter was (9.27)% (quarter ended September 30, 2002).

        AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 2003)    PAST ONE YEAR  PAST FIVE YEARS(1)  PAST TEN YEARS(1)
  -----------------------------------------   --------------- ---------------     -----------------
The Gabelli Westwood Balanced Fund
  Class A Shares**
     Return Before Taxes .....................      9.52%          3.24%            9.34%
     Return After Taxes on Distributions .....      9.27%          1.31%            7.38%
     Return After Taxes on Distributions
       and Sale of Fund Shares ...............      6.15%          1.41%            6.78%
  Class B Shares**
     Return Before Taxes .....................      9.22%          3.76%            9.68%
  Class C Shares**
     Return Before Taxes .....................     12.68%          3.97%            9.73%
     S&P 500 Index+ ..........................     28.67%         (0.57)%          11.06%
Lehman Brothers Government/
  Corporate Bond Index+ ......................      4.67%          6.66%            6.98%
60% S&P 500 Stock Index and
  40% Lehman Brothers
  Government/Corporate Bond Index+ ...........     19.07%          2.32%            9.43%

------------------------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity. The performance of the indices do not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------


returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND.
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                        CLASS A           CLASS B          CLASS C
                                                        SHARES            SHARES           SHARES
                                                       ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ..............    4.00%(1)            None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) .........    None(3)             5.00%(4)         1.00%(5)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ....................................    0.75%               0.75%            0.75%
Distribution and Service (Rule 12b-1) Expenses .....    0.50%               1.00%            1.00%
Other Expenses .....................................    0.23%               0.23%            0.23%
                                                       -----               -----            -----
Total Annual Operating Expenses ....................    1.48%               1.98%            1.98%
                                                       =====               =====            =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.
(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
                              ---------   ----------    ----------   -----------
Class A Shares
 - assuming redemption ......   $545         $849         $1,176        $2,098
 - assuming no redemption ...   $545         $849         $1,176        $2,098
Class B Shares
 - assuming redemption ......   $701         $921         $1,268        $2,177
 - assuming no redemption ...   $201         $621         $1,068        $2,177
Class C Shares
 - assuming redemption ......   $301         $621         $1,068        $2,306
 - assuming no redemption ...   $201         $621         $1,068        $2,306


                      GABELLI WESTWOOD SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of common stocks of smaller companies. These smaller companies have a market capitalization (defined as shares

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
outstanding times current market price) of between $100 million and $1.5 billion at the time of the Fund's initial investment.

In selecting securities for the Fund, the Sub-Adviser considers companies which offer:

     o an earnings growth rate exceeding the Fund's benchmark, the Russell 2000 Index
     o   an increasing return on equity
     o   a low  debt/equity  ratio
     o   sequential earnings per share and sales growth
     o   a recent positive earnings surprise

Frequently smaller capitalization companies exhibit one or more of the following traits:

     o   new products or technologies
     o   new distribution methods
     o rapid changes in industry conditions due to regulatory or other developments
     o changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth

The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Sub-Adviser closely monitors the issuers and will sell a stock if the stock achieves 90% of its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate and/or the issuer suffers an earnings disappointment.

Because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The Fund is subject to the risk that small capitalization stocks fall out of favor generally with investors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek long-term growth of capital
      o you seek investments in small capitalization growth stocks as part of your overall investment strategy


YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------


PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C Shares prior to their issuance. Class A and Class C Shares were issued on November 26, 2001 and Class B Shares were issued on March 27, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


   GABELLI WESTWOOD SMALLCAP EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1998    10.6%
1999    52.5%
2000    -9.4%
2001   -22.3%
2002   -29.8%
2003    23.9%

*The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2001 and total returns for Class A Shares for the periods ended 2002 (the first full calandar year that Class A Shares were offered) through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 28.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (23.42)% (quarter ended March 31, 2001).


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS                                                            SINCE
  (FOR THE PERIODS ENDED DECEMBER 31, 2003)              PAST ONE YEAR   PAST FIVE YEARS(1) APRIL 15, 1997*(1)
 ------------------------------------------             ---------------  ---------------   -------------------
  The Gabelli Westwood SmallCap Equity Fund
  Class A Shares**
     Return Before Taxes ...............................     18.93%            (2.22)%           4.77%
     Return After Taxes on Distributions ...............     18.99%            (4.44)%           2.66%
     Return After Taxes on Distributions and Sale of
       Fund Shares .....................................     13.62%            (2.39)%           3.50%
       Class B Shares**
     Return Before Taxes ...............................     19.65%            (2.04)%           5.18%
  Class C Shares**
     Return Before Taxes ...............................     22.90%            (1.48)%           5.41%
Russell 2000 Index+ ....................................     47.25%             7.13%            9.02%

------------------------
*    From  April  15,  1997,  the  date  that  the  Fund  commenced   investment
     operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the index does not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                CLASS A            CLASS B          CLASS C
                                                                 SHARES            SHARES           SHARES
                                                                ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ..................         4.00%(1)          None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) .............         None(3)           5.00%(4)          1.00%(5)

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ........................................         1.00%             1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses .........         0.50%             1.00%             1.00%
Other Expenses(6) ......................................         0.74%             0.74%             0.74%
                                                                -----             -----             -----
Total Annual Operating Expenses ........................         2.24%             2.74%             2.74%
Less Fee Waiver and Expense Reimbursement(6) ...........         0.49%             0.49%             0.49%
                                                                -----             -----             -----
Net Annual Operating Expenses(6) .......................         1.75%             2.25%             2.25%
                                                                =====             =====             =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.
(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.75%, 2.25% and 2.25%, respectively on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
                              ---------   ----------    ----------   -----------
Class A Shares
 - assuming redemption ......    $571       $1,027        $1,509        $2,835
 - assuming no redemption ...    $571       $1,027        $1,509        $2,835
Class B Shares
 - assuming redemption ......    $728       $1,104        $1,606        $2,915
 - assuming no redemption ...    $228         $804        $1,406        $2,915
Class C Shares
 - assuming redemption ......    $328         $804        $1,406        $3,035
 - assuming no redemption ...    $228         $804        $1,406        $3,035


                       GABELLI WESTWOOD MIGHTY MITES FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Mighty Mites Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. These companies are called micro-cap companies.

The Fund focuses on micro-capitalization companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting stocks, the Adviser attempts to identify companies that:

     o   have above-average sales and earnings growth prospects
     o have improving balance sheet fundamentals given the current status of economic and business cycles
     o are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs or other significant events
     o have new or unique products, new or expanding markets, changing competitive or regulatory climates or undervalued assets or franchises

The Adviser also considers the stocks' prices, the issuers' balance sheet characteristics and the strength of issuers' managements.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that investment in micro-capitalization stocks may be subject to more abrupt or erratic movements in price than investment in small, medium and large-capitalization stocks. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o   you are a long-term investor
     o   you seek long-term growth of capital
     o you seek an exposure to the micro-capitalization market segment despite the potential volatility of micro-capitalization stocks

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o   you are seeking a high level of current income
     o   you are conservative in your investment approach
     o   you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C Shares prior to their issuance. Class A Shares were issued on June 15, 2000; Class B Shares were issued on June 6, 2001; and Class C Shares were issued on August 3, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for the past one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


     GABELLI WESTWOOD MIGHTY MITES FUND (FOR THE PERIOD ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1999   36.4%
2000    3.5%
2001    6.2%
2002   -0.9%
2003   25.6%


*The bar chart above shows total returns for Class AAA Shares for the periods ended 1999 through 2000 and the total return for Class A Shares for the periods ended 2001 (the first full calendar year that Class A Shares were offered) through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (8.68)% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE
  (FOR THE PERIODS ENDED DECEMBER 31, 2003)         PAST ONE YEAR   PAST FIVE YEARS(1)  MAY 11, 1998*(1)
  -----------------------------------------         -------------   ---------------    -----------------
The Gabelli Westwood Mighty Mites Fund
  Class A Shares **
     Return Before Taxes ........................       20.62%             12.34%            12.95%
     Return After Taxes on Distributions ........       20.22%              9.38%            10.22%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..................       14.79%              3.26%             9.20%
  Class B Shares **
     Return Before Taxes ........................       21.07%             12.74%            13.40%
  Class C Shares **
     Return Before Taxes ........................       24.18%             12.98%            13.51%
Russell 2000 Index+ .............................       47.25%              7.13%             4.21%

------------------------
* From May 11, 1998, the date that the Fund commenced investment operations. ** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but does not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the index does not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                          CLASS A          CLASS B          CLASS C
                                                           SHARES          SHARES           SHARES
                                                          ---------       ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .................    4.00%(1)         None              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ............    None(3)          5.00%(4)          1.00%(5)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees .......................................    1.00%            1.00%             1.00%
Distribution and Service (Rule 12b-1) Expenses ........    0.50%            1.00%             1.00%
Other Expenses(6) .....................................    0.41%            0.41%             0.41%
                                                          -----            -----             -----
Total Annual Operating Expenses .......................    1.91%            2.41%             2.41%
                                                          -----            -----             -----
Less Fee Waiver and Expense Reimbursement(6) ..........    0.16%            0.16%             0.16%
                                                          -----            -----             -----
Net Annual Operating Expenses(6) ......................    1.75%            2.25%             2.25%
                                                          =====            =====             =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.
(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------


(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waiver and expense arragement will continue until at least September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.75%, 2.25% and 2.25%, respectively on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                              ---------   ----------   ----------   ----------
Class A Shares
 - assuming redemption ......   $571          $961       $1,376       $2,531
 - assuming no redemption ...   $571          $961       $1,376       $2,531
Class B Shares
 - assuming redemption ......   $728        $1,036       $1,471       $2,610
 - assuming no redemption ...   $228          $736       $1,271       $2,610
Class C Shares
 - assuming redemption ......   $328          $736       $1,271       $2,734
 - assuming no redemption ...   $228          $736       $1,271       $2,734


                          GABELLI WESTWOOD REALTY FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Realty Fund seeks to provide long-term capital appreciation as well as current income. It invests primarily in companies that are engaged in real estate.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of publicly traded real estate investment trusts ("REITs") with a market capitalization (defined as shares outstanding times current market price) of a minimum of $50 million at the time of the Fund's initial investment. A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate loans or interests. The Fund's investments include equity REITs, mortgage REITs and hybrid REITs and other equity securities engaged in real estate.

The Sub-Adviser invests in REITs with attractive income and growth characteristics. It uses a multi-factor database model to rank various growth, value and management characteristics of a universe of REITs and then follows the ranking process with in-depth fundamental research. Securities considered for purchase have:

     o   attractive rankings based on the Sub-Adviser's database model
     o   assets in regions with favorable demographic trends
     o   assets in sectors with attractive long-term fundamentals
     o   issuers with strong management teams and/or
     o   issuers with good balance sheet fundamentals

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

The Sub-Adviser will consider selling a security if real estate supply/demand fundamentals become unfavorable in the issuer's sector or region, there is limited growth opportunity, the issuer is at risk of losing its competitive edge and/or the issuer is serving markets with slowing growth.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws and a number of other factors. An investor in the Fund is subject to the risk that the real estate industry will underperform other industries or the stock market generally. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o   you are a long-term investor
     o   you seek current income as well as growth of capital
     o you seek to invest in a market which does not correlate directly with other equity markets
     o you seek broad-based exposure to the real estate market without owning real estate directly

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o   you are conservative in your investment approach
     o   you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns fo one year, five years and since inception compare to those of a broad-based securities market index and another relevant index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C Shares prior to their issuance. Class A Shares were issued on May 9, 2001 and Class B and Class C Shares were issued on November 26, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


        GABELLI WESTWOOD REALTY FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1998   -15.2%
1999    -2.7%
2000    27.3%
2001    11.4%
2002     3.6%
2003    33.1%


*The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2001 and total returns for Class A Shares for the periods ended 2002 (the first full calandar year that Class A Shares were offered) through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 11.13% (quarter ended June 30, 2000) and the lowest return for a quarter was (10.29)% (quarter ended September 30, 1998).


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------


           AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)         PAST ONE YEAR     PAST FIVE YEARS(1) SEPTEMBER 30, 1997*(1)
    ------------------------------------------        ---------------    ----------------  -----------------------
The Gabelli Westwood Realty Fund
    Class A Shares**
      Return Before Taxes ...........................      27.75%            12.79%                7.96%
      Return After Taxes on Distributions ...........      27.24%            10.81%                6.00%
      Return After Taxes on Distributions
         and Sale of Fund Shares ....................      20.76%             9.10%                5.30%
         Class B Shares**
      Return Before Taxes ...........................      28.57%            13.42%                8.61%
         Class C Shares**
      Return Before Taxes ...........................      32.54%            13.81%                8.73%
Russell 2000 Index+ .................................      47.25%             7.13%                4.66%
NAREIT Composite REIT Index+ ........................      38.47%            14.65%                6.38%

------------------------
*    From  September  30,  1997,  the date  that the Fund  commenced  investment operations.
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The NAREIT Composite REIT Index is a market capitalization weighted unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the National Association of Securities Dealers Automated Quotations, Inc. which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The performance of the indices do not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                 CLASS A           CLASS B          CLASS C
                                                                  SHARES           SHARES           SHARES
                                                                 ---------        ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ......................       4.00%(1)          None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) .................       None(3)           5.00%(4)         1.00%(5)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ............................................       1.00%             1.00%            1.00%
Distribution and Service (Rule 12b-1) Expenses .............       0.50%             1.00%            1.00%
Other Expenses(6) ..........................................       0.80%             0.80%            0.80%
                                                                  -----             -----            -----
Total Annual Operating Expenses ............................       2.30%             2.80%            2.80%
                                                                  -----             -----            -----
Less Fee Waiver and Expense Reimbursement(6) ...............       0.55%             0.55%            0.55%
                                                                  -----             -----            -----
Net Annual Operating Expenses(6) ...........................       1.75%             2.25%            2.25%
                                                                  =====             =====            =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.


--------------------------------------------------------------------------------
                                                                              19

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.
(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.75%, 2.25% and 2.25%, respectively on an annualized basis.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                ---------   ----------   ----------   ----------
Class A Shares
 - assuming redemption ........   $571        $1,039       $1,533       $2,890
 - assuming no redemption .....   $571        $1,039       $1,533       $2,890
Class B Shares
 - assuming redemption ........   $728        $1,116       $1,631       $2,969
 - assuming no redemption .....   $228          $816       $1,431       $2,969
Class C Shares
 - assuming redemption ........   $328          $816       $1,431       $3,088
 - assuming no redemption .....   $228          $816       $1,431       $3,088


                     GABELLI WESTWOOD INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE:

The Gabelli Westwood Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds of various types and with various maturities. The Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a nationally recognized rating agency.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in, generally the Fund will have a dollar weighted average maturity of three to ten years. The Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities and certain collateralized and asset-backed securities. The Fund will maintain an average rating of AA or better by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, or comparable quality.

In selecting securities for the Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Lehman Brothers Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents.

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in cash, if interest rates decline, the Fund may lose the opportunity to benefit from a probable increase in debt securities valuations. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are seeking current income consistent with the maintenance of principal and liquidity
      o you are conservative in your investment approach
      o you are seeking exposure to investment grade bonds as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you seek growth of capital
      o you seek stability of principal more than total return


PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare to those of a broad-based securities market. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C Shares prior to their issuance. Class A Shares were issued on July 27, 2001; Class B were issued on March 27, 2001; and Class C Shares were issued on October 22, 2001. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  GABELLI WESTWOOD INTERMEDIATE BOND FUND (FOR THE PERIODS ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   -5.6%
1995   16.2%
1996    3.7%
1997   10.7%
1998    6.6%
1999   -2.4%
2000   11.7%
2001    7.0%
2002   10.0%
2003    1.2%

*The bar chart above shows total returns for Class AAA Shares for the periods ended 1994 through 2001 and total returns for Class A Shares for the period ended 2002 (the first full calandar year that Class A Shares were offered) through 2003. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 5.63% (quarter ended September 30, 2002) and the lowest return for a quarter was (3.74)% (quarter ended March 31, 1994).

           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)    PAST ONE YEAR  PAST FIVE YEARS(1) PAST TEN YEARS(1)
     -----------------------------------------   --------------  ---------------    -----------------
The Gabelli Westwood Intermediate Bond
  Fund Class A Shares**
     Return Before Taxes ........................     (2.77)%          4.59%          5.33%
     Return After Taxes on Distributions ........     (3.08)%          3.08%          4.00%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..................     (3.77)%          2.62%          3.84%
  Fund Class B Shares**
     Return Before Taxes ........................     (3.34)%          4.81%          5.53%
       Fund Class C Shares**
     Return Before Taxes ........................      1.40%           5.43%          5.74%
Lehman Brothers Government/
   Corporate Bond Index+ ........................      4.67%           6.66%          6.98%

------------------------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity. The performance of the index does not reflect any deduction for fees, expenses or taxes.
(1) The returns shown for Class B and Class C Shares are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the B Class and C Class Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.



--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                     CLASS A            CLASS B          CLASS C
                                                      SHARES            SHARES           SHARES
                                                     ---------         ---------        ---------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............     4.00%(1)          None             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ........     None(3)           5.00%(4)         1.00%(5)
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fees ...................................     0.60%             0.60%            0.60%
Distribution and Service (Rule 12b-1) Expenses ....     0.35%             1.00%            1.00%
Other Expenses(6) .................................     0.72%             0.72%            0.72%
                                                       -----             -----            -----
Total Annual Operating Expenses ...................     1.67%             2.32%            2.32%
                                                       -----             -----            -----
Less Fee Waiver and Expense Reimbursement(6) ......     0.57%             0.57%            0.57%
                                                       -----             -----            -----
Net Annual Operating Expenses(6) ..................     1.10%             1.75%            1.75%
                                                       =====             =====            =====

------------------------
(1)  The sales charge declines as the amount invested increases.
(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.
(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.
(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.
(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.
(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.10% for Class A Shares, 1.75% for Class B Shares and 1.75% for Class C Shares. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.10%, 1.75% and 1.75%, respectively on an annualized basis.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS       5 YEARS    10 YEARS
                               ---------   ----------    ----------  ----------
Class A Shares
 - assuming redemption ......    $508          $852       $1,220       $2,251
 - assuming no redemption ...    $508          $852       $1,220       $2,251
Class B Shares
 - assuming redemption ......    $678          $970       $1,389       $2,449
 - assuming no redemption ...    $178          $670       $1,189       $2,449
Class C Shares
 - assuming redemption ......    $278          $670       $1,189       $2,612
 - assuming no redemption ...    $178          $670       $1,189       $2,612


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

                         INVESTMENT AND RISK INFORMATION

    The non-fundamental investment policy of each of the Gabelli Westwood Equity, Gabelli Westwood SmallCap Equity, Gabelli Westwood Realty and Gabelli Westwood Intermediate Bond Funds relating to the type of securities in which 80% of the Fund's net assets must be invested (the "80% Investment Policy") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' written notice of any changes in the 80% Investment Policy.

The  Funds  may  also  use  the  following  investment technique:

DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include U.S. Government securities, certificates of deposit, bankers acceptances, time deposits, repurchase agreements and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     O FUND AND MANAGEMENT RISK. If the Fund's manager's judgment in selecting securities is wrong or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

     O EQUITY RISK.  EQUITY FUND,  BALANCED FUND,  SMALLCAP EQUITY FUND,  MIGHTY
       MITES FUND AND REALTY FUND -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     O SMALL- AND  MICRO-CAPITALIZATION  COMPANY RISK.  SMALLCAP EQUITY FUND AND
       MIGHTY MITES FUND -- Although small-cap and micro-capitalization companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

     O INTEREST RATE RISK,  MATURITY RISK AND CREDIT RISK. BALANCED FUND, REALTY
       FUND AND INTERMEDIATE BOND FUND -- When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

     O PRE-PAYMENT RISK. BALANCED FUND AND INTERMEDIATE BOND FUND -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yield-

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

       ing securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

     O REAL ESTATE INDUSTRY  CONCENTRATION  RISK. REALTY FUND -- The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Adverse economic, business, regulatory or political developments affecting the real estate industry could have a major effect on the value of the Fund's investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Advisers, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Trust's Board of Trustees. The Adviser is a Delaware corporation formerly known as Teton Advisers, LLC (prior to November 1997). The Adviser is a subsidiary of Gabelli Asset Management Inc., a publicly traded company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers) paid by the Funds for the fiscal year ended September 30, 2003.

                                                                                     ADVISORY FEE PAID FOR
                               ANNUAL ADVISORY FEE-CONTRACTUAL RATE                 FISCAL YEAR ENDED 9/30/03
      FUND                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
      ------               ---------------------------------------------   ---------------------------------------------
      Equity Fund                             1.00%                                          1.00%
      Balanced Fund                           0.75%                                          0.75%
      SmallCap Equity Fund                    1.00%                                          0.53%
      Mighty Mites Fund                       1.00%                                          0.50%
      Realty Fund                             1.00%                                          0.51%
      Intermediate Bond Fund                  0.60%                                          0.08%

With respect to the SmallCap Equity, Mighty Mites, Realty and Intermediate Bond Funds, the Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at certain levels. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2004.


In addition, each of the SmallCap Equity, Mighty Mites, Realty and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed the amount listed in the respective fee tables.


SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corporation for all Funds except the Mighty Mites Fund, for which there is not a Sub-Advisory Agreement. The Sub-Adviser has its principal offices located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of


--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------

the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.


THE PORTFOLIO MANAGERS. Susan M. Byrne, Chairman and CEO of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund. Ms. Byrne and Mark Freeman, Director of Research and Vice President of the Sub-Adviser since 2000, are jointly responsible for the day-to-day management of the Balanced Fund. Mr. Freeman was previously an Assistant Vice President in the Fixed Income Group from 1999 through 2000. Prior to joining the Sub-Adviser, he was Assistant Vice President - Fixed Income Strategist and Senior Economist from 1994 to 1999 at First American Corp. Mr. Freeman is also responsible for the day-to-day management of the Intermediate Bond Fund. C.J. MacDonald, CFA and Vice President of the Sub-Adviser since 1994 is responsible for the day-to-day management of the SmallCap Equity Fund. Ms. Byrne is responsible for the day-to-day management of the Realty Fund. Mario J. Gabelli and Walter K. Walsh are primarily responsible for the day-to-day management of the Mighty Mites Fund. Mario J. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Inc. and its affiliates since their organization. Walter K. Walsh was been Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

                                CLASSES OF SHARES


Three classes of the Funds' shares are offered in this Prospectus - Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.

     o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.
     o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.
     o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


---------------------------------------------------------------------------------------------------------------------------
                                    CLASS A SHARES                    CLASS B SHARES                  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------------
 Front-End Sales Load?       Yes. The percentage declines      No.                               No.
                             as the amount invested
                             increases.
---------------------------------------------------------------------------------------------------------------------------
 Contingent Deferred Sales   Yes, for shares redeemed          Yes, for shares redeemed within   Yes, for shares redeemed
 Charge?                     within twenty-four months after   seventy-two months after          within twelve months
                             purchase as part of an invest-    purchase. Declines over time.     after purchase.
                             ment greater than $1 million if
                             no front-end sales charge was
                             paid at the time of purchase.
---------------------------------------------------------------------------------------------------------------------------
 Rule 12b-1 Fee              0.50% with respect to all         1.00%                             1.00%
                             Funds except the
                             Intermediate Bond Fund.
                             0.35% with respect to
                             the Intermediate Bond
                             Fund.
---------------------------------------------------------------------------------------------------------------------------
 Convertible to Another      No.                               Yes. Automatically convert to     No.
 Class?                                                        Class A Shares approximately
                                                               ninety-six months after pur-
                                                               chase.
---------------------------------------------------------------------------------------------------------------------------
 Fund Expense Levels         Lower annual expenses than        Higher annual expenses than       Higher annual expenses
                             Class B or Class C Shares.        Class A Shares.                   than Class A Shares.
---------------------------------------------------------------------------------------------------------------------------


In selecting a class of shares in which to invest,  you should consider:

     o the length of time you plan to hold the shares
     o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value
     o whether you qualify for a reduction or waiver of the Class A sales charge
     o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            IF YOU...                           THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------

     o  do not qualify for a reduced or   purchasing  Class C Shares  instead
        waived front-end sales load and   of either Class A Shares or Class B
        intend to hold your  shares for   Shares
        only a few years

--------------------------------------------------------------------------------
     o  do not qualify for a reduced or   purchasing  Class B Shares  instead
        waived front-end sales load and   of either Class A Shares or Class C
        intend to hold your  shares for   Shares
        several years
--------------------------------------------------------------------------------
     o  do not qualify for a reduced or   purchasing Class A Shares
        waived front-end sales load and
        intend  to  hold  your   shares
        indefinitely.
--------------------------------------------------------------------------------

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule:

                                      SALES CHARGE        SALES CHARGE         REALLOWANCE
                                       AS % OF THE           AS % OF               TO
AMOUNT OF INVESTMENT                 OFFERING PRICE*     AMOUNT INVESTED      BROKER-DEALERS
-----------------------------       -----------------   -----------------    ----------------
Under $100,000 ....................         4.00%                4.20%             3.50%
$100,000 but under $250,000 .......         3.00%                3.10%             2.50%
$250,000 but under $500,000 .......         2.00%                2.00%             1.75%
$500,000 but under $1 million .....         1.00%                1.00%             0.75%
$1 million or more ................         none                 none              0.50%

------------------------
*   Includes front-end sales load


SALES CHARGE REDUCTIONS AND WAIVERS - CLASS A SHARES. You may qualify for a redced sales charge, or a waiver of sales charges, or purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that yur qualify for, ou may have to provide additional information to our broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

1. VOLUME DISCOUNTS. In order to determine whether you qualify for a volume discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also inclued Class A Shares of any other investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. You may base your eligibility on the current value of these holdings.

Your broker may require you to document holdings from other accounts, which may include accounts at other brokers.

2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent ("Letter") to your broker or Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter. For more information on the Letter, call your broker.


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28

--------------------------------------------------------------------------------


3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption; (3) tax-exempt organizations enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:


     o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase
     o Class B Shares within approximately seventy-two months of buying them
     o Class C Shares within approximately twelve months of buying them


The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                             CLASS B SHARES
                  YEARS SINCE PURCHASE                            CDSC
                  ---------------------                      ---------------
                  First                                           5.00%
                  Second                                          4.00%
                  Third                                           3.00%
                  Fourth                                          3.00%
                  Fifth                                           2.00%
                  Sixth                                           1.00%
                  Seventh and thereafter                          0.00%


The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class B Shares of the Fund.


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and

--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------
capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     o redemptions and distributions from retirement plans made after the death or disability of a shareholder

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 591/2

     o involuntary redemptions made by the Funds

     o a distribution from a tax-deferred retirement plan after your retirement

     o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

     o Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     o After conversion, your shares will be subject to the lower Rule 12b-1 fee charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     o You will not pay any sales charge or fees when your shares convert, nor willthe transaction be subject to any tax.

     o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     o If you exchange Class B Shares of one fund for Class B Shares of another fund your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Trustees may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of Shares. Under the Plan, each Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                    CLASS A           CLASS B       CLASS C
                                -----------------     ---------    ---------
Service Fees                          None              0.25%        0.25%
Distribution Fees                 0.50%/0.35%*          0.75%        0.75%
------------------------
*   Intermediate Bond Fund only

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.

The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers, banks or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.


BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.


                        BY MAIL                         BY PERSONAL DELIVERY
                        --------                        --------------------
                        THE GABELLI FUNDS               THE GABELLI FUNDS
                        P.O. BOX 8308                   C/O BFDS
                        BOSTON,  MA  02266-8308         66 BROOKS DRIVE
                                                        BRAINTREE, MA  02184

BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                  RE: THE GABELLI WESTWOOD ______________ FUND
                          ACCOUNT # __________________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail". Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares-Sales Charge-Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACHpurchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement. The Funds also offer another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

                              REDEMPTION OF SHARES


You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the

--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------


Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.


The Funds redeem shares at the net asset value next determined after the Funds receive your redemption request, in proper form, subject in some cases to a CDSC, as described under "Classes of Shares -- Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, each owner must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in any Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement except through an adjustment in the tax basis of the shares so acquired. See "Tax Information" for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While a Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

REDEMPTION IN KIND. The Funds reserve the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts. Payments would be made in portfolio securities, only in the rare instance that the Trust's Board of Trustees believes that it would be in the Funds' best interest not to pay redemption proceeds in cash.

--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------
                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund.

In effecting an exchange:


     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.
     o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.
     o you may realize a taxable gain or loss.
     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.


     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.
     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.


                             PRICING OF FUND SHARES

The net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the securities and other assets less the liabilities, including


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------


expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Trust believe represents fair value. The price of Fund shares for the purposes of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form by the Fund.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income will be paid annually by the Equity Fund, the SmallCap Equity Fund and the Mighty Mites Fund and quarterly by the Balanced Fund and the Realty Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions may differ for different classes of shares. Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of net investment income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that qualifying dividends are subject to a maximum tax rate of 15%. Distributions from REITs generally are not qualifying dividends. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares, generally will be subject to federal income tax. State and local tax may also apply.

You will recognize a taxable gain or loss upon the sale, exchange or redemption of shares in the Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund is required, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement. In addition, foreign shareholders may be subject to federal withholding tax on dividends out of net investment income.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

State and local taxes may be different from the federal consequences described above.

Please consult the Statement of Additional Information for further discussion of federal income tax considerations.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                             MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the Fund's financial performance for the past five years or the life of the Fund. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's designated class of shares. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements and related notes, is included in the annual report, which is available upon request.

                          GABELLI WESTWOOD EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                                -----------------------------------------------    -----------------------------------------
                                                   NET
                  NET ASSET                       REALIZED
                     VALUE,         NET             AND               TOTAL                        NET
                   PORTFOLIO     INVESTMENT    UNREALIZED GAIN         FROM           NET         REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON          INVESTMENT     INVESTMENT    GAIN ON          TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(B)       INVESTMENTS        OPERATIONS       INCOME     INVESTMENTS    DISTRIBUTIONS
--------------    ----------    ----------     ----------------    ------------    ----------   ------------  --------------
EQUITY FUND
CLASS A
2003               $ 6.99         $ 0.07          $ 0.97              $ 1.04        $(0.06)           --        $(0.06)
2002                 8.29           0.05           (1.32)              (1.27)        (0.03)           --         (0.03)
2001                11.10           0.02           (1.52)              (1.50)           --        $(1.31)        (1.31)
2000                10.46          (0.03)           1.85                1.82            --         (1.18)        (1.18)
1999                 8.97           0.02            1.73                1.75         (0.03)        (0.23)        (0.26)

CLASS B
2003               $ 6.97         $ 0.04          $ 0.95              $ 0.99        $(0.04)           --        $(0.04)
2002                 8.29           0.02           (1.32)              (1.30)        (0.02)           --         (0.02)
2001 (c)             9.65          (0.01)          (1.35)              (1.36)           --            --            --

CLASS C
2003               $ 6.98         $ 0.04          $ 0.96              $ 1.00        $(0.09)           --        $(0.09)
2002                 8.28           0.01           (1.31)              (1.30)           --            --            --
2001 (d )           10.25          (0.01)          (1.96)              (1.97)           --            --            --



                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           -------------------------------------------------------------


                                                                 NET
                   NET                      NET ASSETS,       INVESTMENT        EXPENSES
                ASSET VALUE,                  END OF         INCOME (LOSS)    NET OF WAIVERS    PORTFOLIO
PERIOD ENDED      END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE       TURNOVER
SEPTEMBER 30      PERIOD        RETURN+     (IN 000'S)        NET ASSETS      NET ASSETS(A)       RATE
--------------  ------------    --------   ------------      ------------    ----------------    -------
EQUITY FUND
CLASS A
2003               $ 7.97         15.0%        $ 2,923            0.94%            1.73%            50%
2002                 6.99        (15.4)          1,808            0.59             1.71             84
2001                 8.29        (15.1)          2,096            0.20             1.68             87
2000                11.10         19.0           2,133           (0.25)            1.73             91
1999                10.46         19.5           2,222            0.13             1.74             67

CLASS B
2003               $ 7.92         14.3%         $   74            0.44%            2.23%            50%
2002                 6.97        (15.7)             53            0.09             2.21             84
2001 (c)             8.29        (14.1)             27           (0.30)(e)         2.18(e)          87

CLASS C
2003               $ 7.89         14.4%         $  129            0.44%            2.23%            50%
2002                 6.98        (15.7)             33            0.09             2.21             84
2001 (d )            8.28        (19.2)              4           (0.30)(e)         2.18(e)          87

--------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.72% (Class A) and
     2.22% (Class B and Class C) for the period ended September 30, 2003, 1.68% (Class A) and 2.18% (Class B and Class C) for 2002, 1.67% (Class A) and 2.17% (Class B and Class C) for 2001, and 1.72% (Class A) for
     2000 and 1.69% (Class A) for 1999.
(b)  Per share amounts have been calculated using the monthly average shares outstanding method for fiscal
     2000, 2001, 2002 and 2003.
(c)  From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(d)  From  February  13,  2001  through  September  30,  2001,  the period  through  which Class C Shares were continuously outstanding.
(e)  Annualized.


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                                                                              37

--------------------------------------------------------------------------------
                         GABELLI WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:



                                            OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                                -----------------------------------------------    -----------------------------------------

                                                   NET
                  NET ASSET                       REALIZED
                     VALUE,         NET             AND               TOTAL                        NET
                   PORTFOLIO     INVESTMENT    UNREALIZED GAIN         FROM           NET         REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON          INVESTMENT     INVESTMENT    GAIN ON          TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(B)       INVESTMENTS        OPERATIONS       INCOME     INVESTMENTS    DISTRIBUTIONS
--------------    ----------    ----------     ----------------    ------------    ----------   ------------  --------------
CLASS A
2003                $ 9.62         0.19             $ 0.86             $ 1.05        $(0.19)          --         $(0.19)
2002                 10.37         0.21              (0.75)             (0.54)        (0.21)          --(c)       (0.21)
2001                 12.36         0.23              (0.89)             (0.66)        (0.23)      $(1.10)         (1.33)
2000                 11.95         0.24               1.22               1.46         (0.24)       (0.81)         (1.05)
1999                 10.96         0.22               1.11               1.33         (0.22)       (0.12)         (0.34)

CLASS B
2003                $ 9.63        $0.14             $ 0.86             $ 1.00        $(0.15)          --         $(0.15)
2002                 10.40         0.17              (0.77)             (0.60)        (0.17)          --(c)       (0.17)
2001 (d)             11.35         0.08              (0.95)             (0.87)        (0.08)          --          (0.08)

CLASS C
2003                $ 9.62        $0.14             $ 0.87             $ 1.01        $(0.14)          --         $(0.14)
2002                 10.40         0.19              (0.79)             (0.60)        (0.18)          --(c)       (0.18)
2001 (e)             10.17         0.00(c)            0.23(g)            0.23            --           --             --




                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                           -------------------------------------------------------------
                                                                                 NET
                   NET                      NET ASSETS,       INVESTMENT        EXPENSES
                ASSET VALUE,                  END OF         INCOME (LOSS)    NET OF WAIVERS    PORTFOLIO
PERIOD ENDED      END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE       TURNOVER
SEPTEMBER 30      PERIOD        RETURN+     (IN 000'S)        NET ASSETS      NET ASSETS(A)       RATE
--------------  ------------    --------   ------------      ------------    ----------------    -------
CLASS A
2003              $10.48          11.0%      $ 5,070             1.85%              1.48%            56%
2002                9.62          (5.4)        5,761             2.00               1.47             78
2001               10.37          (6.0)        6,472             1.98               1.42             81
2000               12.36          13.1         7,720             1.96               1.44             65
1999               11.95          12.2         9,374             1.81               1.45             86

CLASS B
2003              $10.48          10.4%       $  184             1.35%              1.98%            56%
2002                9.63          (5.9)          113             1.50               1.97             78
2001 (d)           10.40          (7.7)            2             1.48(f)            1.92(f)          81

CLASS C
2003              $10.49          10.5%       $  456             1.35%              1.98%            56%
2002                9.62          (5.9)          284             1.50               1.97             78
2001 (e)           10.40           2.3             7             1.48(f)            1.92(f)          81

--------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.45% (Class A) and
     1.95% (Class B and Class C) for the period ended September 30, 2003, 1.42% (Class A) and 1.92% (Class B and Class C) for 2002, 1.40% (Class A) and 1.90% (Class B and Class C) for 2001, 1.42% (Class A) for 2000
     and 1.40% (Class A) for 1999.
(b)  Per share amounts have been calculated using the monthly average shares outstanding method for fiscal
     2000, 2001, 2002 and 2003.
(c)  Amount represents less than $.005 per share.
(d)  From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(e)  From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(f)  Annualized.
(g)  In prior reports, Net Realized and Unrealized Gain(Loss) on Investments was incorrectly calculated as $(0.29) per share.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------
                      GABELLI WESTWOOD SMALLCAP EQUITY FUND


Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                           DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------------------
                                              NET
                                            REALIZED                                              IN EXCESS
               NET ASSET      NET             AND           TOTAL                      NET         OF NET
                VALUE,     INVESTMENT   UNREALIZED GAIN     FROM          NET       REALIZED      REALIZED
PERIOD ENDED   BEGINNING     INCOME        (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON      GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    (LOSS)(C)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS    INVESTMENTS   DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------   -----------    -------------
CLASS A
2003            $ 7.51        $(0.10)         $ 0.77        $ 0.67        --           --            --              --
2002 (f)          9.91         (0.09)          (2.31)        (2.40)       --           --            --              --

CLASS B
2003            $ 7.41        $(0.13)         $ 0.75        $ 0.62        --           --            --              --
2002              8.83         (0.16)          (1.26)        (1.42)       --           --            --              --
2001 (d)         10.41         (0.10)          (1.48)        (1.58)       --           --            --              --

CLASS C
2003            $ 7.47        $(0.10)         $ 0.78        $ 0.68        --           --            --              --
2002 (f)          9.91         (0.11)          (2.33)        (2.44)       --           --            --              --


                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
CLASS A
2003               $ 8.18        8.9%      $  112       (1.28)%            1.78%             2.24%          329%
2002 (f)             7.51      (24.2)          71       (1.23)(e)          1.80(e)           2.01(e)        202

CLASS B
2003               $ 8.03        8.4%      $   65       (1.78)%            2.28%             2.74%          329%
2002                 7.41      (16.1)          31       (1.73)             2.30              2.51           202
2001 (d)             8.83      (15.2)          31       (2.02)(e)          2.34(e)           2.49(e)        184

CLASS C
2003               $ 8.15        9.1%      $  111       (1.78)%            2.28%             2.74%          329%
2002 (f)             7.47      (24.6)          --       (1.73)(e)          2.30(e)           2.51(e)        202

 --------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the SmallCap Equity Fund
     Class A, SmallCap Equity Fund Class B, and SmallCap Equity Fund Class C would be 1.75%, 2.25% and 2.25%, respectively, for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been calculated using the monthly average shares method for fiscal 2001, 2002 and
     2003.
(d)  From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(e)  Annualized.
(f)  From November 26, 2001 to September 30, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.


--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------
                       GABELLI WESTWOOD MIGHTY MITES FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------
                                              NET
                                            REALIZED
               NET ASSET                      AND           TOTAL                      NET
                VALUE,        NET        UNREALIZED GAIN     FROM         NET       REALIZED
PERIOD ENDED   BEGINNING   INVESTMENT      (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON           TOTAL
SEPTEMBER 30   OF PERIOD    INCOME(1)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS      DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------      -------------
CLASS A
2003            $11.36      $(0.05)           $ 2.26       $ 2.21      $(0.06)       $(0.05)            $(0.11)
2002 (i)         10.97       (0.01)             0.40         0.39          --            --                 --
2001             14.00        0.09             (0.59)       (0.50)      (0.07)        (2.46)             (2.53)
2000 (d)         13.48        0.00(e)           0.52         0.52          --            --                 --

CLASS B
2003            $11.24      $(0.11)           $ 2.22       $ 2.11          --        $(0.05)            $(0.05)
2002             10.96       (0.02)             0.34         0.32      $(0.04)           --              (0.04)
2001 (g)         11.92        0.00(e)          (0.96)       (0.96)         --            --                 --

CLASS C
2003            $11.19      $(0.12)           $ 2.23       $ 2.11          --        $(0.05)            $(0.05)
2002             10.98       (0.06)             0.37         0.31      $(0.10)           --              (0.10)
2001 (h)         12.25        0.00(e)          (1.27)       (1.27)         --            --                 --

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
CLASS A
2003              $13.46         19.7%     $   33         (0.46)%          1.75%              1.91%          14%
2002 (i)           11.36          3.6           1          0.02            1.75               2.03           18
2001               10.97         (3.1)         47          0.73            1.77               2.45           66
2000 (d)           14.00          3.9          49          0.13(c)         1.75(c)            2.26(c)        66

CLASS B
2003              $13.30         18.9%     $  517         (0.96)%          2.25%              2.41%          14%
2002               11.24          2.9           4         (0.48)           2.25               2.53           18
2001 (g)           10.96         (8.1)          4          0.23(c)         2.27(c)            2.95(c)        66

CLASS C
2003              $13.25         19.0%     $   99         (0.96)%          2.25%              2.41%          14%
2002               11.19          2.8          59         (0.48)           2.25               2.53           18
2001 (h)           10.98        (10.4)         19          0.23(c)         2.27(c)            2.95(c)        66

--------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Mighty Mites Fund
     Class A, Mighty Mites Fund Class B, and Mighty Mites Fund Class C would be 1.75%, 2.25%, and 2.25%, respectively, for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Annualized.
(d)  Period from June 15, 2000 (offering date of Class A) to September 30, 2000.
(e)  Amount represents less than $0.005 per share.
(f)  Per share amounts have been calculated using the monthly average shares outstanding method for fiscal
     2000, 2001, 2002 and 2003.
(g)  From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(h)  From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(i)  From November 26, 2001 through September 30, 2002, the period through which Class A Shares were continuously outstanding. From October 1, 2001 through November 25, 2001, no Class A Shares were outstanding.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          GABELLI WESTWOOD REALTY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                           DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ------------------------------------------------------
                                               NET
                                             REALIZED                                              IN EXCESS
               NET ASSET                       AND           TOTAL                      NET         OF NET
                VALUE,         NET        UNREALIZED GAIN     FROM         NET       REALIZED      REALIZED
PERIOD ENDED   BEGINNING    INVESTMENT      (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON      GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    INCOME(D)      INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   INVESTMENTS   DISTRIBUTIONS
------------  ----------    ----------      -----------    ----------    ------     -----------   -----------    -------------
CLASS A
2003            $10.04       $ 0.38          $ 1.85         $ 2.23       $(0.27)       --              --           $(0.27)
2002              9.76         0.41            0.30           0.71        (0.43)       --              --            (0.43)
2001 (e)          9.24         0.02            0.70           0.72        (0.20)       --              --            (0.20)

CLASS B
2003            $10.07       $ 0.27          $ 1.91         $ 2.18       $(0.21)       --              --           $(0.21)
2002 (f)          9.90         0.36            0.22           0.58        (0.41)       --              --            (0.41)

CLASS C
2003            $10.26       $ 0.32          $ 1.99         $ 2.31       $(0.25)       --              --           $(0.25)
2002 (f)          9.90         0.09            0.49           0.58        (0.22)       --              --            (0.22)

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
CLASS A
2003              $12.00         22.6%       $  10        3.45%            1.81%              2.30%         33%
2002               10.04          7.2            3        4.17             1.84               2.86          47
2001 (e)            9.76          7.8            3        4.02(c)          1.90(c)            4.77(c)       64

CLASS B
2003              $12.04         22.0%       $   2        2.95%            2.31%              2.80%         33%
2002 (f)           10.07          5.8           10        3.67(c)          2.34(c)            3.36(c)       47

CLASS C
2003              $12.32         22.8%       $   4        2.95%            2.31%              2.80%         33%
2002 (f)           10.26          5.8          0.1        3.67(c)          2.34(c)            3.36(c)       47

--------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Realty Fund Class A,
     Realty Fund Class B and Realty Fund Class C would be 1.75%, 2.25% and 2.25%, respectively, for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Annualized.
(d)  Per share amounts have been calculated using the monthly average shares outstanding method for fiscal
     2001, 2002 and 2003.
(e)  From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(f)  From November 26, 2001 through September 30, 2002, the period through which Class B and C Shares were continuously outstanding.


--------------------------------------------------------------------------------
                                                                              41

--------------------------------------------------------------------------------
                     GABELLI WESTWOOD INTERMEDIATEBOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   -----------------------------------------
                                              NET
                                            REALIZED
               NET ASSET      NET             AND           TOTAL                      NET
                VALUE,     INVESTMENT   UNREALIZED GAIN     FROM          NET       REALIZED
PERIOD ENDED   BEGINNING     INCOME        (LOSS) ON      IVESTMENT   INVESTMENT     GAIN ON          TOTAL
SEPTEMBER 30   OF PERIOD    (LOSS)(C)      INVESTMENTS    OPERATIONS    INCOME     INVESTMENTS     DISTRIBUTIONS
------------  ----------   ----------      -----------    ----------    ------     -----------     -------------
CLASS A
2003             $11.30       $ 0.30        $ 0.01         $ 0.31       $(0.30)         --             $(0.30)
2002              10.82         0.44          0.48           0.92        (0.44)         --              (0.44)
2001 (e)          10.55         0.09          0.27           0.36        (0.09)         --              (0.09)

CLASS B
2003             $11.29       $ 0.23        $(0.00)(c)     $ 0.23       $(0.22)         --             $(0.22)
2002              10.82         0.37          0.47           0.84        (0.37)         --              (0.37)
2001 (d)          10.53         0.22          0.29           0.51        (0.22)         --              (0.22)

CLASS C (g)
2003             $11.29       $ 0.22        $ 0.01         $ 0.23       $(0.22)         --             $(0.22)
2002 (h)          10.84         0.35          0.45           0.80        (0.35)         --              (0.35)

                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------
                                                           NET
                    NET                   NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                ASSET VALUE,               END OF     INCOME/(LOSS)      NET OF            BEFORE         PORTFOLIO
PERIOD ENDED      END OF        TOTAL      PERIOD      TO AVERAGE       WAIVERS/          WAIVERS/         TURNOVER
SEPTEMBER 30      PERIOD       RETURN+   (IN 000'S)     NET ASSETS   REIMBURSEMENTS(A) REIMBURSEMENTS(B)    RATE
--------------  ------------  ---------  ----------   ------------- -----------------  ----------------   --------
CLASS A
2003             $11.31          2.8%     $  138           2.60%            1.16%             1.67%         73%
2002              11.30          8.8          56           3.96             1.15              1.79          46
2001 (e)          10.82          3.4          93           4.80(f)          1.17(f)           2.12(f)       77

CLASS B
2003             $11.30          2.1%     $  502           1.95%            1.81%             2.32%         73%
2002              11.29          8.0         229           3.31             1.80              2.44          46
2001 (d)          10.82          4.9          23           4.15(f)          1.82(f)           2.77(f)       77

CLASS C (g)
2003             $11.30          2.1%     $   46           1.95%            1.81%             2.32%         73%
2002 (h)          11.29          7.6          50           3.31(f)          1.80(f)           2.44(f)       46

--------------------------
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Intermediate Bond
     Fund Class A, Intermediate Bond Fund Class B and Intermediate Bond Fund Class C, would be 1.10 %, 1.75%
     and 1.75%, respectively, for each period.
(b)  During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Per share amounts have been calculated using the monthly average shares method for fiscal 2001, 2002 and
     2003.
(d)  From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(e)  From July 26, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(f)  Annualized.
(g)  Class C Shares were outstanding for the periods December 15, 2000 through December 18, 2000, March 21,
     2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not presented for Class C Shares for the fiscal year 2001 as the information is not considered meaningful.
(h)  From October 22, 2001 through September 30, 2002, the period through which Class C Shares were continuously outstanding.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              43

--------------------------------------------------------------------------------
                           THE GABELLI WESTWOOD FUNDS

                          GABELLI WESTWOOD EQUITY FUND
                         GABELLI WESTWOOD BALANCED FUND
                      GABELLI WESTWOOD SMALLCAPEQUITY FUND
                      GABELLI WESTWOOD MIGHTY MITESSM FUND
                          GABELLI WESTWOOD REALTY FUND
                     GABELLI WESTWOOD INTERMEDIATE BOND FUND

                              CLASS A, B, C SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL  REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL  INFORMATION (SAI):


The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
      You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                           The Gabelli Westwood Funds
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' Prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


     o   For a fee, by electronic request at publicinfo@sec.gov,  by writing the
         Public  Reference  Section,   of  the  Commission,   Washington,   D.C.
         20549-0102 or calling 202-942-8090.

     o   Free  from  the  EDGAR   Database  on  the   Commission's   Website  at
         www.sec.gov.


(Investment Company Act File Number: 811-04719)

                           THE GABELLI WESTWOOD FUNDS

                          GABELLI WESTWOOD EQUITY FUND
                         GABELLI WESTWOOD BALANCED FUND
                      GABELLI WESTWOOD SMALLCAP EQUITY FUND
                     GABELLI WESTWOOD MIGHTY MITES(SM) FUND
                          GABELLI WESTWOOD REALTY FUND
                     GABELLI WESTWOOD INTERMEDIATE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 2, 2004



         The Gabelli Westwood Funds (the "Trust") currently consists of six separate investment portfolios referred to as the Gabelli Westwood Equity Fund (the "Equity Fund"), the Gabelli Westwood SmallCap Equity Fund (the "SmallCap Equity Fund"), the Gabelli Westwood Mighty Mites Fund(SM) (the "Mighty Mites Fund"), the Gabelli Westwood Realty Fund (the "Realty Fund"), the Gabelli Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") and the Gabelli Westwood Balanced Fund (the "Balanced Fund") (individually, each a "Fund" and collectively, the "Funds").


         This Statement of Additional Information ("SAI"), which is not a prospectus, provides information about each of the Funds. This SAI is incorporated by reference in its entirety into the Prospectus. The SAI should be read in conjunction with the Funds' current Prospectuses for Class A shares, Class B shares, Class C shares and Class AAA shares dated February 2, 2004. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM


                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION AND HISTORY..........................................   2
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES............................   2
MANAGEMENT OF THE FUNDS..................................................  18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................  24
INVESTMENT ADVISORY AND OTHER SERVICES...................................  35
DISTRIBUTION PLANS.......................................................  41
PURCHASE AND REDEMPTION OF SHARES........................................  43
DETERMINATION OF NET ASSET VALUE.........................................  43
SHAREHOLDER SERVICES.....................................................  44
TAXES....................................................................  45
PERFORMANCE INFORMATION..................................................  49
INFORMATION ABOUT THE FUNDS..............................................  52
FINANCIAL STATEMENTS.....................................................  53
APPENDIX................................................................. A-1

                         GENERAL INFORMATION AND HISTORY

         The Trust is a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on June 12, 1986.

         On August 20, 1991, the Board of Trustees approved the change in the name of the Trust from "The Westwood Fund" to "The Westwood Funds" and the name of the Trust's initial series of shares from "The Westwood Fund" to "Westwood Equity Fund." In addition, at the same time the Board authorized the designation of three new series of shares of the Trust, "Westwood Intermediate Bond Fund," "Westwood Cash Management Fund" (currently inactive) and "Westwood Balanced Fund." The Board authorized the designation of the "Westwood SmallCap Equity Fund" and "Westwood Realty Fund" series of shares of the Trust on February 25, 1997. On November 18, 1997, the Board of Trustees approved the change in the name of the Trust from "The Westwood Funds" to "The Gabelli Westwood Funds" and names of each series to include the name "Gabelli" before the name "Westwood" (i.e., "Gabelli Westwood SmallCap Equity Fund"). On November 18, 1997, the Board of Trustees then authorized the designation of the "Gabelli Westwood Mighty Mites Fund" series of shares of the Trust.

         The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the "1940 Act"). On November 16, 1999, the Board of Trustees approved an Amended and Restated Rule 18f-3 Multi-Class Plan designating four separate classes of shares in each Fund: Class A shares, Class B shares, Class C shares and Class AAA shares.

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

         The Prospectuses discuss the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize and certain risks associated with such investments and strategies.

         The Funds will not (i) invest in real estate limited partnerships (except the Realty Fund which may also invest in publicly traded master limited partnerships), (ii) engage in the short-selling of securities, (iii) engage in arbitrage, or (iv) as a fundamental policy, issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below. However, the Mighty Mites Fund may engage in short-selling of securities or in arbitrage.

CONVERTIBLE SECURITIES (ALL FUNDS). A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

REPURCHASE AGREEMENTS (ALL FUNDS). Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BORROWING (ALL FUNDS). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

BANK OBLIGATIONS (ALL FUNDS). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (CDs) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

         The  Funds  may  purchase  CDs  issued  by  banks,   savings  and  loan
associations and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

         Specifically, each Fund may purchase securities of unaffiliated investment companies in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to any one closed-end investment company and
(iii) 10% of the Fund's net assets in the aggregate, or may receive such securities as part of a merger or consolidation.

CORPORATE DEBT SECURITIES (ALL FUNDS). A Fund's investments in corporate debt may include U.S. dollar or foreign currency-denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and Gabelli Advisers, Inc. (the "Adviser") or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         The Equity Fund, SmallCap Equity Fund and Realty Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). The Equity Fund may investment up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

         Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in this SAI for more details on the ratings of Moody's and S&P.

LOWER RATED SECURITIES (ALL FUNDS). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighted by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgement, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

         A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS). New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issue commitments will be made if more than 20% of a Fund's net assets would be so committed.

         Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund and Realty Fund may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. The Intermediate Bond Fund does not expect to invest more than 25% of its assets in securities of foreign issuers.

         Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

         There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND INTERMEDIATE BOND FUND). A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately a third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

REAL ESTATE INVESTMENT SECURITIES ("REITS") (ALL FUNDS). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT's investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

DERIVATIVES. The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized.

CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND, BALANCED FUND, SMALLCAP EQUITY FUND, MIGHTY MITES FUND AND REALTY FUND). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write covered call and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

         An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

         While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         A covered call option written by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents or U.S. Government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

         A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND AND THE REALTY FUND). These Funds may purchase and write put and call options on stock indexes listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indexes, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or U.S. Government securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS - IN GENERAL (ALL FUNDS). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.

         A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

         In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other high quality liquid securities as determined by the Board of Trustees in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund's ability to otherwise invest those assets.

         Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

         Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the

Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

INTEREST RATE FUTURES  CONTRACTS  (THE BALANCED FUND AND THE  INTERMEDIATE  BOND
FUND). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates and three-month U.S. Treasury Bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND AND THE REALTY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

         There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

         Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

         The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

         If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

         The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

         While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" below.

OTHER  ASSET-BACKED  SECURITIES  (THE  BALANCED FUND AND THE  INTERMEDIATE  BOND
FUND). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS
(SM)"). CARS (SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS (SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS (SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

SHORT SALES AGAINST THE BOX (MIGHTY MITES FUND). The Mighty Mites Fund may sell securities "short against the box." While a short sale is the sale of a security that the Mighty Mites Fund does not own, it is "against the box" if at all times when the short position is open the Mighty Mites Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

         The Mighty Mites Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Mighty Mites Fund or security convertible into, or exchangeable for, the security, or when the Mighty Mites Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. The Mighty Mites Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Mighty Mites Fund, because the Mighty Mites Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

ILLIQUID SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or other restricted securities, which have been determined liquid by the Trust's Board of Trustees.

         The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Each Fund may invest up to 5% (except for the SmallCap Equity Fund, Mighty Mites Fund and Realty Fund which may invest up to 15%) of its net assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors;
they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Fund's investment restriction on illiquid securities.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The Adviser will monitor the liquidity of restricted securities in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which the Trustees consider to be illiquid to assure that the total of all such Rule 144A securities held by a Fund (except for the SmallCap Equity Fund, Mighty Mites Fund and Realty Fund, which may invest up to 15%) does not exceed 10% of the Fund's average daily net assets.

OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Westwood Management Corporation ("Westwood" or the "Sub-Adviser"). However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of each Fund's outstanding voting shares. Each Fund, except as otherwise indicated, may not:

         1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. Government, its agencies or instrumentalities.

         2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

         3. Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

         4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

         5. Purchase, hold or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

         6. Purchase, hold or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

         7. Borrow money or pledge, mortgage or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

         8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Trustees.

         9. Act as an underwriter of securities of other issuers.

         10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

         11. Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the SmallCap Equity, Mighty Mites and Realty Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act which have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities.

         12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

         13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

         15. Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.

         16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect of the foregoing. This 25% limitation does not apply to the Realty Fund's investments in companies engaged in real estate.

         17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

         18. Issue senior securities.

         If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS


         Under Massachusetts law, the Trust's Board of Trustees is responsible for establishing the Funds' policies and for overseeing management of the Funds. The Board also elects the Trust's officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.

                                                  NUMBER
                                                 OF FUNDS
                                  TERM OF        IN FUND
                                 OFFICE AND      COMPLEX
  NAME, POSITION(S)              LENGTH OF       OVERSEEN
      ADDRESS 1                     TIME            BY           PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
       AND AGE                   SERVED 2        TRUSTEE         DURING PAST FIVE YEARS               HELD BY TRUSTEE 3
       -------                   --------        -------         ----------------------               -----------------
INTERESTED
DIRECTORS 4:
------------

SUSAN M. BYRNE                   Since 1987          6       President and Chief Executive                          _
President and Trustee                                        Officer of Westwood Management
Age: 57                                                      Corporation since 1983 and
                                                             Chairman and Chief Executive
                                                             Officer of Westwood Holdings Group

KARL OTTO POHL                   Since 1994         33       Member of the Shareholder            Director of Gabelli Asset
Trustee                                                      Committee of Sal Oppenheim Jr. &     Management Inc. (investment
Age: 74                                                      Cie (private investment bank);       management); Chairman, Incentive
                                                             Former President of the Deutsche     Capital and Incentive Asset
                                                             Bundesbank and Chairman of its       Management (Zurich); Director at
                                                             Central Bank Council (1980-1991)     Sal Oppenheim Jr. & Cie, Zurich

--------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. Ms. Byrne is located at 300 Crescent Court, Suite 1300, Dallas, TX 75201.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust.
3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Company as defined in the 1940 Act. Mr. Otto Pohl is considered an "interested person" because of his affiliation with the parent company of the Funds' investment adviser. Ms. Byrne is considered an "interested person" because of her affiliation with the Funds' investment sub-adviser.

                                                  NUMBER
                                                 OF FUNDS
                                  TERM OF        IN FUND
                                 OFFICE AND      COMPLEX
  NAME, POSITION(S)              LENGTH OF       OVERSEEN
      ADDRESS 1                     TIME            BY           PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
       AND AGE                   SERVED 2        TRUSTEE         DURING PAST FIVE YEARS               HELD BY TRUSTEE 3
       -------                   --------        -------         ----------------------               -----------------
NON-INTERESTED DIRECTORS:

ANTHONY J. COLAVITA               Since 1994         35       President  and  Attorney  at  Law in                     _
Trustee                                                       the law firm of Anthony J.
Age: 68                                                       Colavita, P.C.


JAMES P. CONN                     Since 1994         12       Former Managing Director and Chief        Director of LaQuinta Corp.
Trustee                                                       Investment Officer of Financial           (hotels) and First Republic
Age: 65                                                       Security Assurance Holdings Ltd.          Bank
                                                              (1992-1998)

WERNER J. ROEDER, M.D.            Since 1994         26       Vice President/Medical Affairs,                          _
Trustee                                                       Lawrence Hospital Center and practicing
Age: 63                                                       private physician

OFFICERS:

BRUCE N. ALPERT                   Since 1994          _       Director and President of Gabelli                        _
Vice President, Treasurer                                     Advisers, Inc.  Executive Vice
and Principal Financial                                       President and Chief Operating Officer
Officer                                                       of Gabelli Funds, LLC since 1988 and an
Age: 52                                                       officer of all mutual funds advised by
                                                              Gabelli Funds, LLC and its affiliates

PATRICIA R. FRAZE                 Since 1990          _       Executive Vice President of Westwood                     _
Vice President                                                Management Corporation and former fixed
Age: 60                                                       analyst and portfolio manager

C. J. MACDONALD                   Since 2003                  CFA and Vice President of Westwood                       _
Vice President                                                Management Corporation
Age: 36

JAMES E. MCKEE                    Since 1995          _       Vice President, General Counsel and                      _
Secretary                                                     Secretary of Gabelli Asset Management
Age: 40                                                       Inc. since 1999 and GAMCO Investors,
                                                              Inc. since 1993; Secretary of all
                                                              mutual funds advised by Gabelli
                                                              Advisers, Inc. and Gabelli Funds, LLC

--------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. Ms. Byrne is located at 300 Crescent Court, Suite 1300, Dallas, TX 75201.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust.
3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Company as defined in the 1940 Act. Mr. Otto Pohl is considered an "interested person" because of his affiliation with the parent company of the Funds' investment adviser. Ms. Byrne is considered an "interested person" because of her affiliation with the Funds' investment sub-adviser.

STANDING BOARD COMMITTEES


         The Board of Trustees has established three standing committees in connection with their governance of the Trust - Audit, Nominating and Proxy Voting.

         The Trust's Audit Committee consists of three members: Messrs. Colavita (Chairman), Conn, and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Trust on November 18, 2003. As set forth in the Charter, the function of the Audit
Committee is oversight; it is managements's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants. During the fiscal year ended September 30, 2003, the Audit Committee met twice.

         The Trust's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2003. The Fund does not have a standing compensation committee.

         The Proxy Voting Committee consists of three members: Messrs. Colavita, Conn (Chairman) and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Trust's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 2003.

TRUSTEE OWNERSHIP OF TRUST SHARES

                  Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

                                                                        DOLLAR RANGE OF      AGGREGATE DOLLAR
                                                                             EQUITY          RANGE OF EQUITY
                                                                        SECURITIES HELD      SECURITIES HELD
         NAME OF TRUSTEE                          FUND                    IN EACH FUND       IN FUND COMPLEX*
         ---------------                          ----                    ------------       ---------------

INTERESTED TRUSTEES:

Susan M. Byrne                     Gabelli Westwood Equity Fund                E                    E
                                   Gabelli Westood Balanced Fund               E
                                   Gabelli Westwood SmallCap Equity            D
                                   Fund                                        D
                                   Gabelli Westwood Mighty Mites Fund          E
                                   Gabelli Westwood Realty Fund                D
                                   Gabelli Westwood Intermediate
                                   Bond Fund

Karl Otto Pohl                     Gabelli Westwood Equity Fund                A                    A
                                   Gabelli Westood Balanced Fund               A
                                   Gabelli Westwood SmallCap Equity            A
                                   Fund                                        A
                                   Gabelli Westwood Mighty Mites Fund          A
                                   Gabelli Westwood Realty Fund                A
                                   Gabelli Westwood Intermediate
                                   Bond Fund

                                                                        DOLLAR RANGE OF      AGGREGATE DOLLAR
                                                                             EQUITY          RANGE OF EQUITY
                                                                        SECURITIES HELD      SECURITIES HELD
         NAME OF TRUSTEE                          FUND                    IN EACH FUND       IN FUND COMPLEX*
         ---------------                          ----                    ------------       ---------------

NON-INTERESTED TRUSTEES:

Anthony J. Colavita                Gabelli Westwood Equity Fund                C                    E
                                   Gabelli Westood Balanced Fund               C
                                   Gabelli Westwood SmallCap Equity            C
                                   Fund                                        C
                                   Gabelli Westwood Mighty Mites Fund          C
                                   Gabelli Westwood Realty Fund                C
                                   Gabelli Westwood Intermediate
                                   Bond Fund

James P.Conn                       Gabelli Westwood Equity Fund                C                    E
                                   Gabelli Westood Balanced Fund               C
                                   Gabelli Westwood SmallCap Equity            C
                                   Fund                                        D
                                   Gabelli Westwood Mighty Mites Fund          C
                                   Gabelli Westwood Realty Fund                C
                                   Gabelli Westwood Intermediate
                                   Bond Fund

Werner J. Roeder                   Gabelli Westwood Equity Fund                D                    E
                                   Gabelli Westood Balanced Fund               A
                                   Gabelli Westwood SmallCap Equity            A
                                   Fund
                                   Gabelli Westwood Mighty Mites Fund          C
                                   Gabelli Westwood Realty Fund                C
                                   Gabelli Westwood Intermediate               B
                                   Bond Fund

------------------------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2003
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000


TRUSTEE AND OFFICER COMPENSATION

         All of the Trust's Trustees were elected at a meeting of shareholders held on September 30, 1994 except Mr. Pohl, who was elected by the Board of Trustees on August 8, 1997 to begin serving on the Board on October 6, 1997. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust's outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust's Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


         The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Adviser or Gabelli & Company, Inc. (the "Distributor"), which totaled for all such Trustees $15,000 for the fiscal year ended September 30, 2003. Each Trustee, other than Susan Byrne and Karl Otto Pohl, is paid an annual fee of $2,500 and $500 for each meeting attended. The Trust also pays each Trustee serving on the Audit Committee $250 for each meeting attended.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)


The following table sets forth certain information regarding the compensation of the Trust's Trustees. No executive officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal period ended September 30, 2003.

--------------------------------------------------------------------------------
                                                             Total Compensation
                                                             From the Funds and
     Name of Person,        Aggregate Compensation From      Fund Complex Paid
        Position                     the Funds                 To Directors*

--------------------------------------------------------------------------------
Susan M. Byrne
   Chairman of the Board                 $0                 $0          (6)
--------------------------------------------------------------------------------
Anthony J. Colavita
   Director                              $5,000             $160,542    (35)
--------------------------------------------------------------------------------
James P. Conn
   Director                              $5,000             $58,451     (12)
--------------------------------------------------------------------------------
Karl Otto Pohl
   Director                              $0                 $0          (33)
--------------------------------------------------------------------------------
Werner J. Roeder
   Director                              $5,000             $99,500     (26)
--------------------------------------------------------------------------------

         ---------------------
         * Represents the total compensation paid to such persons for the calendar year ended December 31, 2003. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Trust because they have common or affiliated investment advisers.

CODE OF ETHICS

The Trust, its Adviser, its Sub-Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permits personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities that may be purchased or held by the Trust.


PROXY VOTING POLICIES

THE ADVISER

The Trust, on behalf of the Mighty Mites Fund, has delegated the voting of portfolio securities to Gabelli Advisers, Inc. in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that
(1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser, the principal underwriter or other principal underwriter on the other, the conflict will be brought to the Proxy Voting Committee of the Trust to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the independent Board Members of the Fund to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

THE SUB-ADVISER

The Trust, on behalf of the Funds (except for the Mighty Mites Fund), has also delegated the voting of portfolio securities to Westwood Management Corporation in its capacity as the Funds' sub-adviser. The Sub-Adviser has adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, the Sub-Adviser exercises proxy voting discretion on particular types of proposals in accordance with its Proxy Guidelines set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to call for cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for mergers, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit or increase executive and director pay and to opt in or out of state takeover statutes.

A Proxy Voting Committee will be notified of all proxy proposals for which the Sub-Adviser has voting discretion and will receive recommendations on how to vote from ISS as well as any other material to assist in the proxy voting process. Once materials are received, the proxy proposals will be voted according to the Proxy Guidelines, unless any member of the Proxy Voting Committee believes the Proxy Guidelines are not appropriate with respect to a particular proposal. In such a case, a meeting of the Proxy Voting Committee will be called to discuss the proposal and to cast a vote. Each proposal submitted to the Proxy Voting Committee for a vote will be determined by the vote of a majority of the members present at the meeting. The Proxy Voting Committee will notify the appropriate officer of the Trust of its decisions and the proxies will be voted accordingly.

The Trust will be required to file new Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing August 31, 2004. This filing for each Fund will be available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         As of January 5, 2004, the following persons were known to own of record 5% or more of the outstanding voting securities of any class of any Fund.

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

                                            EQUITY FUND
CLASS AAA
Charles Schwab & Co., Inc.                                             39.44%*
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
Southwest Securities Inc.                                               9.95%
FBO Kenneth R. Reiser
& Caroline P. Reiser
Acct. 69021986 P.O. Box 509002
Dallas, TX  75250-9002

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

Smith Barney Corp. Trust Co. TTEE                                      35.55%*
Copeland Retirement Trust Account
Two Tower Center
P.O. Box 1063 E. Brunswick, NJ 08816-1063


EQUITY FUND
CLASS B
Fiserv Securities, Inc.                                                 18.64%
FAO 56343551
Attn: Mutual Funds
One Commerce Square
2005 Market Street Suite 1200
Philadelphia, PA 19103-7084

J.J.B. Hilliard, W.L. Lyons, Inc.                                       13.34%
Margaret A. Cobb IRA
A/C 1905-4250
501 S. 4th Street
Louisville, KY 40202-2520


J.J.B. Hilliard, W.L. Lyons, Inc.                                       13.32%
Cynthia Kreidler (Bene) IRA
A/C 4909-0732
501 S. 4th Street
Louisville, KY 40202-2520

J.J.B. Hilliard, W.L. Lyons, Inc.                                       12.72%
Claire M. Toner IRA-Rollover
A/C 8388-3362
501 S. 4th Street
Louisville, KY 40202-2520

A.G. Edwards & Sons Inc. C/F                                            6.86%
Renee Dunning
Rollover IRA Account
10766-156 Sabre Hill Dr.
San Diego, CA 92128-4167

J.J.B. Hilliard, W.L. Lyons, Inc.                                       6.66%
Joseph S. Finkelstein IRA
A/C 3353-7793
501 S. 4th Street
Louisville, KY 40202-2520

J.J.B. Hilliard, W.L. Lyons, Inc.                                       6.36%
John E. Fritz IRA
A/C 3500-3023
501 S. 4th Street
Louisville, KY 40202-2520

Raymond James & Assoc Inc.                                              6.00%
FBO Wertz K IRA
Bin # 87549253
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

Victor Emmanuel Nicholas Kilsby TTE                                     5.23%
Emmanuel Kerr Kilsby Inc.
401 (K) Plan DTD 01/01/2001
FBO Nicholas Kilsby
28 Shields Lane
Ridgefield, CT 06877-2628

CLASS C
Raymond James & Assoc Inc.                                             39.30%*
FBO Bonner IRA
Bin# 72368385
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                                             34.92%*
FBO Plesko IRA
Bin# 87331541
880 Carillon Pkwy
St Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                                              8.12%
FBO McPhearson IRA
Bin# 72370883
880 Carillon Pkwy
St Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                                              6.51%
FBO DiPalma IRA
Bin# 87916769
880 Carillon Pkwy
St Petersburg, FL 33716-1100

                                           BALANCED FUND
CLASS AAA

Charles Schwab & Co., Inc.                                             45.89%*
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
Southwest Securities Inc.                                               6.26%
FBO Kenneth R. Reiser
& Caroline P. Reiser
Acct. 69021986 P.O. Box 509002
Dallas, TX  75250-9002

CLASS B
Morgan Stanley DW Inc.                                                 40.94%*
Cust for Daniel B. Longman
P.O. Box 250 Church Street Station
New York, NY 10008-0250

Ferris, Baker Watts, Inc.                                               11.05%
Donald L. Fisher
A/C 3419-2497
10916 Lamplighter Lane
Potomac, MD 20854-2783

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

NFSC FEBO # A7D-681091                                                  6.67%
NFS/FMTC Rollover IRA
FBO Abraham K. Munabi
922 Bowman Ave.
Wynnewood, PA 19096-1658

Arnold H. Serow                                                         5.86%
58 Buttonwood Path
Hamden, CT 06518-1531

J.J.B. Hilliard, W.L. Lyons, Inc.                                       5.59%
Lorraine A. Levitsky IRA-Roll
A/C 5192-1579
501 S. 4th Street
Louisville, KY 40202-2520

Ferris, Baker Watts, Inc.                                               5.21%
Elysa J. Fisher &
A/C 3419-2732
10916 Lamplighter Lane
Potomac, MD 20854-2783

CLASS C
Pershing LLC                                                            8.84%
P.O. BOX 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co                                            7.33%
Cust for the Rollover IRA of
FBO Mark A Marchionni
24 Twin Circle Dr
Arlington, MA 02474-2126

Raymond James & Assoc Inc.                                              6.34%
FBO Davis Construct
Bin# 49135875
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                                              5.71%
FBO Holifield K.
Bin# 43575762
880 Carillon Pkwy
St Petersburg, FL 33716- 1100

                                   SMALLCAP EQUITY FUND
CLASS AAA
Wendel & Co.                                                           29.80%*
A/C #659115
c/o Bank of New York
Attn:  Ellen Whalen
1 Wall St.
New York, NY  10005-2500

The Northern Trust Company TTEE                                         12.79%
Gardner Carton & Douglas PROF
Sharing & Retirement UA DTD
03/01/1998
PO Box 92956
Chicago, IL 60675-2956

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS


TCTCO
300 Crescent Court, Suite 1300                                           9.31%
Dallas, TX  75201-7853

CLASS A
NFSC FEBO # A7D-628670                                                 54.43%*
NFS/FMTC Rollover IRA
FBO Dorothea A Casale
720 Milton Rd Apt 4A West
Rye, NY 10580-3258

A. G. Edwards & Sons Inc. FBO                                           18.58%
Katherine Stuart Keys
TTEE
A/C 0311-083678
One North Jefferson
St. Louis, MO 63103-2287

NFSC FEBO # A7D-628646                                                  14.51%
NFS/FMTC Rollover IRA
FBO Joseph V Casale
720 Milton Rd Apt 4A West
Rye, NY 10580-3258

A. G. Edwards & Sons Inc. C/F                                           8.86%
Sally B. Maxwell
Rollover IRA Account
409 Otteray Ave
High Point, NC 27262-2917

CLASS B
Wells Fargo Investments LLC                                            32.49%*
A/C 7333-0240
608 Second Avenue South, 8th Fl
Minneapolis, MN 55402-1916

LPL Financial Services                                                  16.84%
A/C 1153-3661
9785 Towne Centre Drive
San Diego, CA 92121-1968

A.G. Edward & Sons Inc. C/F                                             5.47%
Jeffrey P. Cheek
IRA Account
36 Huckleberry Rd.
Hopkinton, MA 01748-1055

A.G. Edward & Sons Inc. FBO                                             5.16%
David N. Williams &
Nowannah J. Williams
A/C 0572-025020
One North Jefferson
St. Louis, MO 63103-2287

CLASS C
Wells Fargo Investments LLC                                            40.27%*
A/C 4254-8343
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS


Wells Fargo Investments LLC                                             15.70%
A/C 1992-2536
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916

Wells Fargo Investments LLC                                             15.56%
A/C 2063-2261
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916

Wells Fargo Investments LLC                                             15.12%
A/C 6691-5795
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916

Wells Fargo Investments LLC                                             9.15%
A/C 6489-7363
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916


MIGHTY MITES FUND
CLASS AAA
National Investor Services FBO                                          22.56%
097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028

Charles Schwab & Co., Inc.                                              21.43%
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Pershing LLC                                                            5.23%
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS A
US Clearing Corp                                                       65.07%*
FBO 142-97639-13
26 Broadway
New York NY 10004-1703

US Clearing Corp                                                        15.12%
FBO 150-04186-19
26 Broadway
New York, NY 10004-1703

Michael W. Clark                                                        12.85%
6602 Burlington PL
Springfield, VA 22152-2001

CLASS B
Ferris, Baker Watts, Inc.                                               6.12%
Harold A. Hinson IRA
A/C 4259-8415
3107 Gosheff Lane
Gambrills, MD 21054-1936

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

Ferris, Baker Watts, Inc.                                               5.52%
Emily Lieberman Tipermas
A/C 8368-2652
988 Farm Haven Dr.
Rockville, MD 20852-4213

Ferris, Baker Watts, Inc.                                               5.17%
Marie G. Craig
A/C 2119-5966
4064 Norbeck Square Dr.
Rockville, MD 20853-1861

Ferris, Baker Watts, Inc.                                               5.15%
Rochelle Schneider IRA
A/C 7407-6198
Silver Spring, MD 20904-6315

CLASS C
First Clearing Corporation                                             33.07%*
A/C 1349-5941
Mark J. Barnoski IRA
14613 Mustang Path
Glenwood, MD 21738-9516

Raymond James & Assoc Inc.                                              16.87%
FBO Schnese IRA
Bin# 57596613
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Mesirow Financial Inc.                                                  8.63%
A/C 8893-7777
Delaware Charter GTY Trust TR
350 North Clark Street
Chicago, IL 60610-4712

NFSC FEBO # BNX-944416                                                  8.41%
NFS/FMTC IRA
FBO John T. Harrington
319 Country CT
Argyle, TX 76226-2608

Raymond James & Assoc Inc.                                              7.38%
FBO Sprague IRA
Bin# 74803262
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

First Clearing Corporation                                              7.04%
A/C 4578-1030
Daphne H. Jones
15115 Interlachen Dr. Unit 125
Silver Spring, MD 20906-5637

Robert W. Baird & Co. Inc.                                              6.10%
A/C 8972-6378
777 East Wisconsin Avenue
Milwakee, WI 53202-5300

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

                                            REALTY FUND
CLASS AAA
Charles Schwab & Co., Inc.                                             38.20%*
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
Thomas G. Trautman                                                     87.90%*
10718 Old Wayside Rd.
Charlotte, NC 28277-1404

A.G. Edwards & Sons Inc. FBO                                            7.95%
Frank J. Buckley TTEE
Frank J. Buckley LVG
A/C 0261-116502
One North Jefferson
St. Louis, MO 63103-2287

CLASS B
National Investor Services FBO                                         91.22%*
876-91576-14
55 Water Street, 32nd Fl.
New York, NY 10041-0028

Gabelli Asset Management Inc.                                           8.78%
Attn: Chief Financial Officer
One Corporation Center
Rye, NY 10580-1442

CLASS C
Raymond James & Assoc Inc.                                             97.08%*
FBO Runyon Scott
Bin# 47304455
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                                       INTERMEDIATE BOND FUND
CLASS AAA

Wachovia Bank NA Cust                                                   19.23%
FBO National 4-H Council
General Investment
7100 Connecticut Ave
Chevy Chase, MD 20815-4934

Charles Schwab & Co., Inc.                                              8.21%
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
US Clearing Corp                                                       32.55%*
FBO 150-04186-19
26 Broadway
New York, NY 10004-1703

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

NFSC FEBO # A7D-280500                                                  17.82%
Thomas F. Festo
Monia E. Festo
54 Greenwood Avenue
Darien, CT 06820-2401

John Heppler TOD                                                        14.58%
Cathy Heppler
23 Heritage CT
Cincinnati, OH 45241-3261

CLASS A
State Street Bank & Trust Co.                                           9.71%
Cust for the Rollover IRA of
Michael J. Volker
504 West 40th Street
Hays, KS 67601-4701

Bear Stearns Securities Corp.                                           9.42%
FBO 211-17556-13
1 Metrotech Center North
Brooklyn, NY 11201-3870

State Street Bank & Trust Co.                                           8.59%
Alvin H. L. Chung SEP IRA
40 Dowsett Ave.
Honolulu, HI 96817-1105

CLASS B
Janney Montgomery Scott LLC                                             13.06%
A/C 1835-9597
Thomas H Brown SR (IRA)
1801 Market Street
Philadelphia, PA 19103-1628

J.J. B. Hilliard, W.L. Lyons, Inc.                                       7.53%
Paul Kerrigan IRA
A/C 4719-6330
501 South 4th Street
Louisville, KY 40202-2520

J.J. B. Hilliard, W.L. Lyons, Inc.                                       6.09%
Kathleen M. Fritz IRA
A/C 3406-7682
501 South 4th Street
Louisville, KY 40202-2520

J. J. B. Hilliard, W.L. Lyons, Inc.                                      6.01%
Claire M. Toner IRA- Rollover
A/C 8388-3362
501 S. 4th Street
Louisville, KY 40202-2520

Wells Fargo Investments LLC                                             5.84%
A/C 6758-4574
608 Second Avenue South 8th Fl.
Minneapolis, MN 55402-1916

Bear Stearns Securities Corp                                            5.51%
FBO 2209737515
1 Metrotech Ctr N
Brooklyn, NY 11201-3870

NAME AND ADDRESS OF HOLDER OF RECORD                         PERCENTAGE OF CLASS

J. J. B. Hilliard, W.L. Lyons, Inc.                                      5.33%
Alexander F. MacDonald IV
A/C 5981-4948
501 S. 4th Street
Louisville, KY 40202-2520

J. J. B. Hilliard, W. L. Lyons, Inc.                                     5.26%
Robert Holroyd IRA
A/C 4386-7884
501 S. 4th Street
Louisville, KY 40202-2520

CLASS C
George Nardello                                                        99.77%*
14 Lakeview Commons, Suite 103
Gibbsboro, NJ 08026

* Beneficial ownership is disclaimed.

         As of January 5, 2004, the Officers and Trustees of the Funds, as a group, owned 1.13% of the Intermediate Bond Fund. The Officers and Trustees of the Funds, as a group, owned less than 1% of each of the remaining Funds.

         Beneficial ownership of shares representing 25% or more of the outstanding shares of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


Gabelli Advisers, Inc. serves as the Funds' investment adviser and administrator. The Adviser is a Delaware corporation and was formerly known as Teton Advisers LLC, a company organized in 1994. The Adviser is a registered investment adviser and a subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange, Inc ("NYSE"). Westwood Holdings Group, Inc. ("WHG") currently owns 18.3% of the Adviser. The business address of Gabelli Advisers, Inc. is One Corporate Center, Rye, New York 10580. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments. As of December 31, 2003, GAMCO had aggregate assets under management in excess of $13 billion. Gabelli Securities, Inc. acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $692 million as of December 31, 2003; and Gabelli Fixed Income, Inc. acts as investment adviser for the three active portfolios of The Treasurer's Fund, Inc. and separate accounts, with aggregate assets under management in excess of $1.3 billion as of December 31, 2003. Each of the foregoing companies is a subsidiary of GBL. Westwood Management Corporation serves as sub-adviser to the Funds, with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio.

         The Sub-Adviser is a wholly-owned subsidiary of WHG, an institutional asset management company that was recently formed to hold all of the outstanding stock of the Sub-Adviser. WHG was previously owned by SWS Group, Inc. ("SWS") (formerly known as Southwest Securities Group, Inc.), who owned approximately 80.2% of WHG's outstanding shares, and by senior executives of the Sub-Adviser, including Ms. Byrne, the President and a Trustee of the Trust, who as a whole owned the remaining 19.8% of WHG's shares. SWS is a Dallas-based holding company engaged in investment banking, securities brokerage, securities clearing and trust services. In June of 2002, SWS effected a spin-off of its 80.2% interest in WHG to the shareholders of SWS. The spin-off did not result in any changes to the current management or operations of the Sub-Adviser. As of December 31, 2003, GBL, an affiliate of the Adviser, owned 11.6% of WHG. As of December 31, 2003, the Sub-Adviser had approximately $3.8 billion in separate accounts, including those for endowments, corporations and institutions.


         Each Advisory and Sub-Advisory Agreement is subject to annual approval by (i) the Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the applicable Funds or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' notice, by the applicable Funds' Board of Trustees or by vote of the holders of a majority of each applicable Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for each applicable Fund. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


         The Sub-Adviser manages each applicable Fund's portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the approval of the Board of Trustees. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. The applicable Funds' Investment Officers are Susan M. Byrne and Patricia R. Fraze. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

         The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class. As compensation for its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee.


         As compensation for its advisory and administrative services under the Advisory Agreement for the SmallCap Equity Fund, the Realty Fund, the Equity Fund, the Mighty Mites Fund, the Intermediate Bond Fund and the Balanced Fund, the Adviser is paid a monthly fee based upon the average daily net asset value of each Fund, at the following annual rates: 1.0%, 1.0%, 1.0%, 1.0%, .60% and ..75%, respectively. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds, with the exception of the Mighty Mites Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the
Funds.  With  respect  to  the  SmallCap  Equity,   Mighty  Mites,   Realty  and
Intermediate Bond Funds, the Adviser has contractually agreed to waive its fees and reimburse the Fund's expenses to the extent necessary to maintain certain expense ratio caps (excluding brokerage, interest, tax and extraordinary expenses) until at least September 30, 2004. In addition, each indicated Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.

                                                    ADVISORY FEES EARNED AND ADVISORY FEES WAIVED
                                                  AND EXPENSES REIMBURSED BY GABELLI ADVISERS, INC.
                                                           FOR THE YEAR ENDED SEPTEMBER 30,

                                            2003                           2002                          2001
                               -----------------------------------------------------------------------------------------
                                                FEES WAIVED                    FEES WAIVED                   FEES WAIVED
                                                    AND                            AND                           AND
                                                  EXPENSES                       EXPENSES                     EXPENSES
                                  EARNED         REIMBURSED      EARNED         REIMBURSED     EARNED        REIMBURSED
                                  ------         ----------      ------         ----------     ------        ----------
Equity Fund                    $2,304,676           N/A        $2,842,353          N/A        $2,647,148         N/A
Balanced Fund                  $1,190,968           N/A        $1,260,086          N/A        $1,252,051         N/A
SmallCap Equity Fund           $   162,251     $  75,562       $   222,957    $  46,018       $   277,803   $  40,920
Mighty Mites Fund              $   378,993     $  61,411       $   267,269    $  76,289       $   155,460   $ 105,394
Realty Fund                    $   114,033     $  56,347       $    60,063    $  61,588       $    29,352   $  84,213
Intermediate Bond Fund         $     88,243    $  75,762       $    59,212    $  63,675       $    44,425   $  70,585

Out of these fees for the fiscal year ended September 30, 2003, the Adviser paid to the Sub-Adviser fees of $682,634, $48,058, $33,776, $470,345 and $43,562 for the Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

The Advisory and Sub-Advisory Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to such Agreements or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on August 19, 2003. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser and Sub-Adviser in connection with the Trustees' consideration of the Advisory and Sub-Advisory Agreements. The Trustees also reviewed, with the advice of counsel, their responsibilities under applicable law. The Trustees considered, in particular, the level of the Trust's contractual advisory fee rate and the actual total expense ratio borne by the Trust and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the contracts to the Adviser and Sub-Adviser, the Trust's absolute and comparative investment performance and the nature and quality of the services provided to the Trust by the Adviser and the Sub-Adviser. The independent Trustees met separately to discuss this information. Based on their consideration of all of the above factors, the independent Trustees recommended to the full Board, and each of the Trustees present at the meeting determined, that renewal of the Advisory and the Sub-Adviser Agreements was in the best interest of the Trust and its shareholders. In the course of arriving at such determination, the independent Trustees noted in particular the comparative investment performance of each Fund, the experience of each Fund's portfolio manager and the level of services provided by the Adviser and the Sub-Adviser.

Under the Advisory Agreements, the Adviser (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value of shares in each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board of Trustees and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

         The cost of calculating each Fund's net asset value is an expense payable by the Trust pursuant to each Fund's Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, each Fund will reimburse the Adviser for such expenses. During the fiscal year ended September 30, 2003, the Gabelli Westwood Equity Fund and the Gabelli Westwood Balanced Fund reimbursed the Adviser $34,800 each in connection with the cost of computing such Fund's net asset value.


         The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser for the Funds it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities and the Adviser performs this function for the Mighty Mites Fund. Under the Advisory Agreement, the Adviser is authorized on behalf of the Trust to employ brokers to effect the purchase and sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Westwood (the Adviser in the case of the Mighty Mites Fund) and in a manner deemed fair and reasonable to shareholders. The primary consideration is best execution. Subject to this consideration, the brokers selected will include those that supplement Westwood's (the Adviser's in the case of the Mighty Mites Fund) research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Westwood (the Adviser in the case of the Mighty Mites Fund) and the fee for Westwood (the Adviser in the case of the Mighty Mites Fund) is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Westwood (the Adviser in the case of the Mighty Mites Fund) in serving both the Funds and other accounts it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Westwood (the Adviser in the case of the Mighty Mites Fund) in carrying out its obligations to the Funds, although not all of these services are necessarily useful and of value in managing the Funds. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. While Westwood (the Adviser in the case of the Mighty Mites Fund) generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commissions available.

         As permitted by section 28(e) of the 1934 Act, Westwood (the Adviser in the case of the Mighty Mites Fund) may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Westwood (the Adviser in the case of the Mighty Mites Fund) an amount of undisclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments. Westwood (the Adviser in the case of the Mighty Mites Fund) may also effect transactions through a broker affiliated with the Adviser and WHG, consistent with the Rules of Fair Practice of the NASD and subject to compliance with the 1940 Act, when it appears that, as an introducing broker or otherwise, the broker affiliated with the Adviser or WHG can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions.

         Neither the Funds, the Adviser, nor the Sub-Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and based on such determinations, has allocated brokerage commissions, for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Realty Fund and Intermediate Bond Fund, of $32,867, $16,901, $3,636, $2,759, $1,356, and $0, respectively, on portfolio transactions in the principal amounts of $19,479,794, $10,129,187, $1,435,490, $569,732, $627,921 and $0,
respectively during 2003. The average commission on these transactions for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Realty Fund and Intermediate Bond Fund was $0.0017, $0.0017, $0.0025, $0.0022 and $0 per share, respectively, for each Fund. The average commission on transactions for Mighty Mites Fund was $0.0254 per share.

         Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2003 and September 30, 2002, respectively, the turnover rates were 50% and 84% in the case of the Equity Fund, 73% and 46% in the case of the Intermediate Bond Fund, 56% and 78% in the case of the Balanced Fund, 329% and 202% in the case of the SmallCap Equity Fund, 14% and 18% in the case of the Mighty Mites Fund and 33% and 47% in the case of the Realty Fund. In periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                                         BROKERAGE COMMISSIONS PAID*
                                      FOR THE YEAR ENDED SEPTEMBER 30,

                                    2003           2002            2001

Equity Fund                       $371,643       $679,486        $714,236
Balanced Fund                     $161,866       $268,971        $314,164
SmallCap Equity Fund              $202,445       $ 88,980        $ 58,066
Mighty Mites Fund                  $53,750       $ 49,311        $ 41,048
Realty Fund                        $17,200       $ 17,962         $ 7,616
Intermediate Bond Fund               $0           $ 1,000           $ 0

------------------
* None of these amounts were paid to affiliates except for the Mighty Mites Fund, which paid $33,129 to Gabelli & Company, Inc., which is 61.64% of total commissions paid, or 53.15% of the aggregate dollar amount of transactions involving commissions paid to affiliates.

         As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted "Procedures" which provide that the commissions paid to brokers affiliated with the Adviser or WHG on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those that such affiliated brokers charge their most favorable customers on similar transactions. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Trustees, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and WHG and brokers affiliated with the Adviser or WHG are also required to furnish reports and maintain records in connection with such reviews.

SUB-ADMINISTRATOR

         The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust's operations except those performed by the Adviser under its advisory agreement with the Trust; (b) supplies the Trust with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in each Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Trust Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Trust shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates each Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

         For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion: .0275%; $10 billion to $15 billion: .0125%; over $15 billion: .0100%. The Sub-Administrator's fee is paid by the Adviser.

COUNSEL

         Paul, Hastings, Janofsky and Walker LLP, 75 East 55th Street, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as Counsel to the Funds.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036-2798, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


         The Bank of New York, 110 Washington Street, New York, New York 10286 is the Custodian for the Trust's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Trust. Neither BFDS, State Street nor The Bank of New York assists in or is responsible for investment decisions involving assets of the Trust.


DISTRIBUTOR

         The Funds have retained Gabelli & Company, Inc. (the "Distributor") to serve as principal underwriter and distributor for the shares of the Funds pursuant to a Distribution Agreement and Plans of Distribution pursuant to Rule 12b-1. The business address of the Distributor is One Corporate Center, Rye, New York 10580. The Distribution Contracts provide that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as to sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2003.

                                                          NET         COMPENSATION ON
                                                     UNDERWRITING     REDEMPTIONS AND
                                                     DISCOUNTS AND      REPURCHASES         BROKERAGE          OTHER
                                                      COMMISSIONS                          COMMISSIONS      COMPENSATION
                                                      -----------       -----------        -----------      ------------
Gabelli Westwood Equity Fund:                           $976             852                 N/A                 -

Gabelli Westwood Balanced Fund:                         $1,404           368                 N/A                 -

Gabelli Westwood  SmallCap Equity Fund:                 $73              N/A                 N/A                 -

Gabelli Westwood  Mighty Mites Fund:                    $33              2,506               $33,129             -

Gabelli Westwood Realty Fund:                           $13              443                 N/A                 -

Gabelli Westwood Intermediate Bond Fund:                $424             2,810               N/A                 -

         For the fiscal year ended September 30, 2002, with respect to Class A shares, the purchasers of Fund shares paid $10,455, $9,045 and $459 in sales charges for the Equity Fund, Balanced Fund and Realty Fund, respectively. Of those amounts, $85, $36 and $404 were retained by the Distributor for the Equity Fund, Balanced Fund and Realty Fund, respectively.

         For the fiscal year ended September 30, 2001, with respect to Class A shares, the purchasers of Fund shares paid $14,469, $11,620 and $101 in sales charges for the Equity Fund, Balanced Fund and Realty Fund, respectively. Of those amounts, $2,078, $1,747 and $16 were retained by the Distributor.


                               DISTRIBUTION PLANS

         The Funds have adopted on behalf of each class of shares a Rule 12b-1 Distribution Plan (the "Plans") pursuant to which each class of shares of the Funds makes payments to the Distributor on a monthly basis in amounts described in the Prospectus in connection with distribution of shares of the respective classes. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

         Each Plan provides that it may not be amended to increase materially the payment made by each Class pursuant to such Plan without shareholder approval and that other material amendments of such Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the "non-interested Trustees"), by a vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trust's Trustees have been committed to the discretion of the non-interested Trustees. Each Plan is subject to annual approval by the Board of Trustees and by the non-interested Trustees, by a vote cast in person at a meeting called for the purpose of voting on the applicable Plan. Each Plan is terminable with respect to the applicable Class at any time by a vote of a majority of the non-interested Trustees or by a vote of the holders of a majority of the shares of such class. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing.

         Payments may be made by the Funds under the Plans for the purpose of financing any activity primarily intended to result in the sale of the shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations.

         Administration of the Plans is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made and that the Board of Trustees approve all agreements implementing the Plans and other requirements of Rule 12b-1.

         The Trust has entered into an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund's average daily net assets: Class AAA shares, 0.25%; Class A shares, distribution fees of 0.50% for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund and Realty Fund and 0.35% for the Intermediate Bond Fund and Cash Management Fund (currently inactive); and Class B shares and Class C shares, service fees of 0.25% and distribution fees of 0.75%. Pursuant to the
Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Trust's shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust's Board of Trustees, including a vote of a majority of the non-interested Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board of Trustees. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.


                         DISTRIBUTION COSTS AND EXPENSES
                 INCURRED FOR THE YEAR ENDED SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
                          CLASS AAA       CLASS A        CLASS B       CLASS C
--------------------------------------------------------------------------------
Equity                    $569,486        $12,005        $507          $2,214
--------------------------------------------------------------------------------
Balanced                  $382,967        $25,661        $1,371        $3,396
--------------------------------------------------------------------------------
SmallCap Equity           $40,268         $383           $361          $52
--------------------------------------------------------------------------------
Mighty Mites              $94,187         $98            $1,410        $639
--------------------------------------------------------------------------------
Realty                    $28,465         $37            $92           $6
--------------------------------------------------------------------------------
Intermediate Bond         $35,224         $335           $4,035        $1,183
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2003, the Fund paid total distribution expenses under the Rule 12b-1 Plans then in effect of $1,112,600 to the Distributor for underwriting. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2003, the Distributor identified expenditures of approximately $15,400 for advertising and promotion, $65,100 for printing, postage and stationery, $7,800 for overhead support expenses, $142,400 for salaries of personnel of the Distributor and $881,900 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

         The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Trustees on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater that savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.


         No independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in Gabelli Asset Management Inc. or its affiliates or are employed by their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASES. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

         With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse (ACH) system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your Gabelli Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI.

         With respect to minimum investments on purchases, no minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

REDEMPTIONS. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

         Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Trustees of the Trust and taken at their value used in determining each Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value ("NAV") is calculated separately for each class of each Fund. The NAV of Class B shares and Class C shares of each Fund will generally be lower than the NAV of Class A shares or Class AAA shares as a result of the larger distribution-related fee to which Class B shares and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


         For purposes of determining each Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price or a market's official closing price reflected at the close of the regular trading session of the principal market occurring as of or prior to the time of day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value.


         All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security.

         Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

         Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees designed to reflect in good faith the fair value of such securities.

         In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities would, if such developments had been reflected in such principal markets, have more than a minimum effect on the Funds' net asset value per share, the Funds may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                              SHAREHOLDER SERVICES

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses. The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers' expenses. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

         Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

         A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

         SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

         The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

         The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax advisor.

                                      TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected and qualified as a regulated investment company in the past and intends to continue to qualify annually as a regulated investment company as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain and other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, designated by the Fund as capital gain dividends and distributed to shareholders).

         The Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) from the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

FUND DISTRIBUTIONS

         Each Fund's policy is to declare dividends annually and distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the federal tax status of distributions.

         If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.


         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Dividends of investment company taxable income paid by the Fund will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's

AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (I.E., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.


         Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts." With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

         The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

         A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.


         The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. The rate of backup withholding is scheduled to revert back to a higher rate in future years absent Congressional action. Backup withholding is not an additional tax and may be credited to a taxpayer's overall Federal tax liability if the appropriate documentation is provided.


SALE OR REDEMPTION OF SHARES


         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months (25% in the case of certain capital gains distributions from REITS subject to depreciation recapture; 10% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).


         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and a class of shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

FOREIGN SHAREHOLDERS


         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.


STATE AND LOCAL TAX CONSIDERATIONS

         The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

         Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.
                             PERFORMANCE INFORMATION


The Funds' average annual total returns for each class of shares were as follows for the periods indicated through September 30, 2003:

                                                           AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES

                                                  ONE YEAR         FIVE YEARS*      TEN YEARS*    SINCE INCEPTION*
   Equity - Class AAA                              15.09%             3.50%           11.03%           11.11%
   Equity - Class A                                10.39%             2.42%           10.28%           10.65%
   Equity - Class B                                 9.86%             3.02%           10.63%           10.87%
   Equity - Class C                                13.50%             3.07%           10.63%           10.87%
   Balanced - Class AAA                            11.23%             4.89%            9.86%           10.26%
   Balanced - Class A                               6.56%             3.76%            9.11%            9.58%
   Balanced - Class B                               6.08%             4.31%            9.46%            9.88%
   Balanced - Class C                               9.64%             4.54%            9.51%            9.91%
   SmallCap Equity - Class AAA                      9.21%             1.53%             N/A             3.97%
   SmallCap Equity - Class A                        4.60%             0.64%             N/A             3.22%
   SmallCap Equity - Class B                        4.84%             0.83%             N/A             3.67%
   SmallCap Equity - Class C                        8.40%             1.45%             N/A             3.91%
   Mighty Mites - Class AAA                        19.75%              14.77%           N/A            12.98%

                                                      AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES (CONT'D)

                                                  ONE YEAR         FIVE YEARS*      TEN YEARS*    SINCE INCEPTION*
   Mighty Mites - Class A                          14.84%             13.73%            N/A            12.02%
   Mighty Mites - Class B                          14.81%             14.14%            N/A            12.51%
   Mighty Mites Class c                            18.12%             14.40%            N/A            12.64%
   Realty - Class AAA                              22.82%             11.61%            N/A             7.58%
   Realty - Class A                                17.64%             10.59%            N/A             6.75%
   Realty - Class B                                17.99%             11.17%            N/A             7.30%
   Realty - Class C                                22.04%             11.57%            N/A             7.54%
   Intermediate Bond - Class AAA                    2.83%             5.55%            5.84%            6.69%
   Intermediate Bond - Class A                     (1.31)%            4.65%            5.39%            6.31%
   Intermediate Bond - Class B                     (1.95)%            4.89%            5.61%            6.50%
   Intermediate Bond - Class C                      1.29%             5.19%            5.66%            6.54%

         ---------------------------
        + Includes the effect of the initial 4.00% sales charge.
        ++ Includes the effect of any contingent deferred sales charge.


                                                           AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES

                                                  ONE YEAR         FIVE YEARS*      TEN YEARS*    SINCE INCEPTION*
   Equity - Class AAA                              15.09%             3.50%           11.03%           11.11%
   Equity - Class A                                14.97%             3.25%           10.73%           10.92%
   Equity - Class B                                14.25%             3.07%           10.63%           10.87%
   Equity - Class C                                14.38%             3.07%           10.63%           10.87%
   Balanced - Class AAA                            11.23%             4.89%            9.86%           10.26%
   Balanced - Class A                              10.99%             4.62%            9.55%            9.95%
   Balanced - Class B                              10.43%             4.44%            9.46%            9.88%
   Balanced - Class C                              10.51%             4.54%            9.51%            9.92%
   SmallCap Equity - Class AAA                      9.21%             1.53%             N/A             3.97%
   SmallCap Equity - Class A                        8.92%             1.53%             N/A             3.97%
   SmallCap Equity - Class B                        8.37%             1.15%             N/A             3.67%
   SmallCap Equity - Class C                        9.10%             1.45%             N/A             3.91%
   Mighty Mites - Class AAA                        19.75%             14.77%            N/A            12.98%
   Mighty Mites - Class A                          19.59%             14.65%            N/A            12.87%
   Mighty Mites - Class B                          18.84%             14.38%            N/A            12.62%
   Mighty Mites Class c                            18.92%             14.40%            N/A            12.64%
   Realty - Class AAA                              22.82%             11.61%            N/A             7.58%
   Realty - Class A                                22.56%             11.49%            N/A             7.48%
   Realty - Class B                                21.95%             11.42%            N/A             7.42%
   Realty - Class C                                22.83%             11.57%            N/A             7.54%
   Intermediate Bond - Class AAA                    2.83%             5.55%            5.84%            6.69%
   Intermediate Bond - Class A                      2.79%             5.51%            5.83%            6.67%
   Intermediate Bond - Class B                      2.06%             5.09%            5.61%            6.50%
   Intermediate Bond - Class C                      2.09%             5.19%            5.66%            6.54%

         ---------------------------

           Returns Do Not Reflect Sales Charge (Load).
        *The returns shown for Class B and Class C Shares for each of the Funds are those of the Class AAA Shares of each of the Funds. Net of applicable sales charges and 12b-1 fees, the Class AAA, Class B and Class C Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class B and Class C Shares would be lower because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                                   AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS

                                                  ONE YEAR          FIVE YEARS       TEN YEARS     SINCE INCEPTION
   Equity - Class AAA                              14.60%             1.85%            7.19%            7.28%
   Equity - Class A                                10.02%            (1.18)%           5.03%            5.94%
   Balanced - Class AAA                            10.73%             2.74%            6.92%            7.50%
   Balanced - Class A                               6.12%             1.75%            5.76%            6.53%
   SmallCap Equity - Class AAA                      9.21%            (0.82)%            N/A             1.71%
   SmallCap Equity - Class A                        4.56%            (1.63)%            N/A             1.07%
   Mighty Mites - Class AAA                        19.41%             11.67%            N/A            10.14%
   Mighty Mites - Class A                          14.26%             10.71%            N/A             9.26%
   Realty - Class AAA                              21.84%             9.96%             N/A             5.84%
   Realty - Class A                                16.95%             9.03%             N/A             5.08%
   Intermediate Bond - Class AAA                    2.24%             3.86%            3.70%            4.49%
   Intermediate Bond - Class A                     (1.87)%            3.04%            3.30%            4.15%

        ---------------------------
        + Includes the effect of the initial 4.00% sales charge.
        ++ Includes the effect of any contingent deferred sales charge.

                                                   AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS

                                                  ONE YEAR          FIVE YEARS       TEN YEARS     SINCE INCEPTION
   Equity - Class AAA                              14.60%             1.85%            7.19%            7.28%
   Equity - Class A                                14.60%            (0.37)%           5.46%            6.20%
   Balanced - Class AAA                            10.73%             2.74%            6.92%            7.50%
   Balanced - Class A                              10.54%             2.59%            6.19%            6.89%
   SmallCap Equity - Class AAA                      9.21%            (0.82)%            N/A             1.71%
   SmallCap Equity - Class A                        8.92%            (0.82)%            N/A             1.71%

                                                AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS (CONT'D)

                                                  ONE YEAR          FIVE YEARS       TEN YEARS     SINCE INCEPTION
   Mighty Mites - Class AAA                        19.41%             11.67%            N/A            10.14%
   Mighty Mites - Class A                          19.02%             11.62%            N/A            10.01%
   Realty - Class AAA                              21.84%             9.96%             N/A             5.84%
   Realty - Class A                                21.82%             9.92%             N/A             5.80%
   Intermediate Bond - Class AAA                    2.24%             3.86%            3.70%            4.49%
   Intermediate Bond - Class A                      2.22%             3.89%            3.72%            4.51%

        ---------------------------
        Returns Do Not Reflect Sales Charge (Load)

                                           AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

                                                  ONE YEAR          FIVE YEARS       TEN YEARS     SINCE INCEPTION
   Equity - Class AAA                               5.92%            (0.20)%           8.50%            8.66%
   Equity - Class A                                 0.81%            (3.31)%           6.74%            6.69%
   Balanced - Class AAA                             4.84%             1.13%            7.66%            8.15%
   Balanced - Class A                              (0.24)%            0.05%            6.56%            7.18%
   SmallCap Equity - Class AAA                      9.56%            (3.95)%            N/A             4.19%
   SmallCap Equity - Class A                        4.31%            (4.87)%            N/A             3.64%
   Mighty Mites - Class AAA                        13.08%             7.63%             N/A            10.45%
   Mighty Mites - Class A                           7.62%             6.59%             N/A             9.65%
   Realty - Class AAA                              17.87%             8.99%             N/A             6.55%
   Realty - Class A                                14.33%             7.91%             N/A             5.53%
   Intermediate Bond - Class AAA                    1.59%             4.44%            3.80%            4.32%
   Intermediate Bond - Class A                     (3.25)%            2.79%            3.12%            3.92%

        ---------------------------
        + Includes the effect of the initial 4.00% sales charge.
        ++ Includes the effect of any contingent deferred sales charge.


                                           AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

                                                  ONE YEAR          FIVE YEARS       TEN YEARS     SINCE INCEPTION
   Equity - Class AAA                               5.92%            (0.20)%           8.50%            8.66%
   Equity - Class A                                 5.77%            (2.36)%           7.22%            6.93%
   Balanced - Class AAA                             4.84%             1.13%            7.66%            8.15%
   Balanced - Class A                               4.69%             1.01%            7.04%            7.52%
   SmallCap Equity - Class AAA                      9.56%            (3.95)%            N/A             4.19%
   SmallCap Equity - Class A                        9.47%            (3.95)%            N/A             4.19%
   Mighty Mites - Class AAA                        13.08%             7.63%             N/A            10.45%
   Mighty Mites - Class A                          12.89%             7.57%             N/A            10.39%
   Realty - Class AAA                              17.87%             8.99%             N/A             6.55%
   Realty - Class A                                19.91%             8.91%             N/A             6.14%
   Intermediate Bond - Class AAA                    1.59%             4.44%            3.80%            4.32%
   Intermediate Bond - Class A                      1.57%             3.77%            3.42%            4.23%

        ---------------------------
         Returns Do Not Reflect Sales Charge (Load).

                           INFORMATION ABOUT THE FUNDS

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of seven series representing seven portfolios of the Trust (i.e., the Funds and the inactive Gabelli Westwood Cash Management Fund). The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for ederal income tax purposes.

         Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

         Each Fund is comprised of four classes of shares of beneficial interest
- "Class AAA" shares, "Class A" shares, "Class B" shares and "Class C" shares.

         All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Rule 12b-1 Distribution Plan and Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds," the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         The Funds send annual and semi-annual financial statements to all of their shareholders.

                              FINANCIAL STATEMENTS


         The audited financial statements for the Funds dated September 30, 2003 and the Report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Trust's Annual Report. The Annual Report is available upon request and without charge.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities.
         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
         Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
         Unrated:     Where no rating  has been  assigned  or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data  pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification grom Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

         AAA:         Bonds  rated  AAA  have the  highest  rating  assigned  by
                      Standard & Poor's  Ratings  Service,  a division of McGraw
                      Hill  Companies,  Inc.  Capacity to pay interest and repay principal is extremely strong.
         AA:          Bonds rated AA have a very strong capacity to pay interest and repay  principal  and  differ  from the  higher  rated issues only in small degree.
         A:           Bonds rated A have a strong  capacity to pay  interest and
                      repay   principal   although   they  are   somewhat   more
                      susceptible   to  the   adverse   effects  of  changes  in
                      circumstances  and economic  conditions  than bonds in the highest rated categories.
         BBB:         Bonds  rated  BBB  are  regarded  as  having  an  adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection  parameters,  adverse economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal for bonds in this category than in higher rated categories.
         BB,          B Bonds  rated  BB,  B,  CCC,  CC and C are  regarded,  on
         CCC,         balance,  as  predominantly  speculative  with  respect to
         CC, C:       capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest
                      degree  of  speculation   and  C  the  highest  degree  of
                      speculation.  While  such  bonds  will  likely  have  some
                      quality   and   protective   characteristics,   they   are
                      outweighed by large  uncertainties of major risk exposures to adverse conditions.
         C1:          The rating C1 is  reserved  for  income  bonds on which no interest is being paid.
         D:           Bonds  rated D are in  default,  and  payment of  interest and/or repayment of principal is in arrears.
         Plus         (+) The  ratings  from AA to CCC  may be  modified  by the
         or           addition of a plus or minus sign to show relative standing
         Minus (-)    within the major rating categories.
         NR:          Indicates that no rating has been requested, that there is insufficient information onwhich to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                           THE GABELLI WESTWOOD FUNDS

                                     PART C:

                                OTHER INFORMATION

Item 23.  EXHIBITS:

(a) Registrant's Amended and Restated Declaration of Trust, dated June 12, 1986, and Amendments thereto are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on December 22, 1986 ("Pre-Effective Amendment No. 1").

(b) Registrant's By-Laws, dated November 24, 1986, are incorporated by reference to Pre-Effective Amendment No. 1.

(c) The specimen copy of a share certificate is incorporated by reference to Pre-Effective Amendment No. 1.

(d) Investment Advisory Agreement between the Registrant, on behalf of the Equity Fund, the Cash Management Fund, the Intermediate Bond Fund and the Balanced Fund, and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.), dated October 6, 1994, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2000 (Accession No. 0000927405-00-000035) ("Post-Effective Amendment No. 22").

              Investment Advisory Agreement between the Registrant, on behalf of Westwood SmallCap Equity Fund and Westwood Realty Fund and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.), dated February 25, 1997, is incorporated by reference to Post-Effective Amendment No. 22.

              Investment Advisory Agreement between the Registrant, on behalf of the Gabelli Westwood Mighty Mites(sm) Fund, and Gabelli Advisers, Inc., dated May 11, 1998, is incorporated by reference to Post-Effective Amendment No. 22.

              Investment  Sub-Advisory  Agreement  between  the  Registrant,  on behalf of the Equity Fund, the Cash Management Fund, the Intermediate Bond Fund and the Balanced Fund, and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.) and Westwood Management Corporation, dated October 6, 1994, is incorporated by reference to Post-Effective Amendment No. 22.

              Investment Sub-Advisory Agreement between the Registrant, on behalf of the Westwood SmallCap Equity Fund and the Westwood Realty Fund, and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.) and Westwood Management Corporation, dated February 25, 1997, is incorporated by reference to Post-Effective Amendment No. 22.


              Contractual   Advisory   Fee  Waiver  and  Expense   Reimbursement
              Agreement is filed herewith.

(e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated November 16, 1999, is filed herewith.


(f) Not Applicable.


(g)(1) Custody Agreement between the Registrant and The Bank of New York, dated January 22, 2004, is filed herewith.

(g)(2) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated January 22, 2004, is filed herewith.


(h)           Not Applicable.

(i) Opinion of Baker & McKenzie, Trust counsel, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on February 20, 1997 (Accession No. 0001005477-97-000560).

              Consent of Paul, Hastings, Janofsky and Walker LLP, Trust counsel, is filed herewith.

(j) Consent of PricewaterhouseCoopers LLP, Independent Accountants, is filed herewith.

              Power of Attorney for Susan M. Byrne,  Anthony J. Colavita,  James
              P. Conn, Werner J. Roeder, M.D. and Karl Otto Pohl, dated May 15, 2001, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the SEC via EDGAR on January 29, 2002 (Accession No. 0000935069-02-000044).

(k)           Not Applicable.

(l)           Purchase  Agreement  relating  to Class A Series  Shares,  Class B
              Series Shares and Class C Series Shares is incorporated by reference to Post-Effective Amendment No. 22.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the SEC via EDGAR on December 1, 1999 (Accession No. 0000927405-99- 000364)
              ("Post-Effective Amendment No. 21").

              Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

              Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

              Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

              Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

(n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

(o)           Not Applicable.

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 23.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

              None.

Item 25.      INDEMNIFICATION

              The statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1.

Item 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Gabelli Advisers, Inc., a subsidiary of Gabelli Funds, Inc., serves as the Funds' investment adviser. The Adviser is a Delaware corporation. The Adviser was formed in 1994 and prior to November 7, 1997, it was known as Teton Advisers, LLC.

              The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47568).

              Westwood Management Corporation serves as the Funds' (with the exception of the Mighty Mites(sm) Fund) sub-investment adviser. The Sub-Adviser is a registered investment adviser managing in excess of $4 billion in separate accounts, primarily corporate pension funds. The Sub-Adviser was formed in 1983.

              The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Sub-Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Sub-Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-18727).

Item 27.      PRINCIPAL UNDERWRITER


(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip
              Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, Ned David Research Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund and The Gabelli Value Fund Inc.


(b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)           Not Applicable..

Item 28.      LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Advisers, Inc
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  Westwood Management Corporation
                  300 Crescent Court, Suite 1320
                  Dallas, Texas 75201

              3.  PFPC Inc.
                  99 High Street
                  Boston, Massachusetts 02110

              4.  PFPC Inc.
                  760 Moore Road
                  King of Prussia, Pennsylvania 19406

              5.  The Bank of New York
                  One Wall Street
                  New York, New York 10286

              6.  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, Massachusetts 02171

              7.  Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171


Item 29.      MANAGEMENT SERVICES

              Not Applicable.

Item 30.      UNDERTAKINGS

              Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI WESTWOOD FUNDS, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 30th day of January, 2004.


                                THE GABELLI WESTWOOD FUNDS

                                BY:    SUSAN M. BYRNE*
                                       -----------------------------------------
                                       Susan M. Byrne
                                       President and Chief Investment Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                    TITLE                          DATES

SUSAN M. BYRNE*               Trustee, President and         January 30, 2004
--------------------------
Susan M. Byrne                Chief Investment Officer

                              Vice President, Treasurer and  January 30, 2004
--------------------------
Bruce N. Alpert               Principal Financial Officer

ANTHONY J. COLAVITA*          Trustee                        January 30, 2004
--------------------------
Anthony J. Colavita

JAMES P. CONN*                Trustee                        January 30, 2004
--------------------------
James P. Conn

WERNER J. ROEDER, M.D.*       Trustee                        January 30, 2004
--------------------------
Werner J. Roeder, M.D.

KARL OTTO POHL*               Trustee                        January 30, 2004
--------------------------
Karl Otto Pohl

*By:
         ---------------------------
         Bruce N. Alpert
         Attorney-in-Fact

EXHIBIT INDEX


     EXHIBIT NO.                                     DESCRIPTION



    (d)                  Contractual    Advisory    Fee   Waiver   and   Expense
                         Reimbursement Agreement.

    (e)                  Amended  and  Restated  Distribution  Agreement,  dated
                         November 16, 1999.

    (g)(1) Custody Agreement between the Registrant and The Bank of New York, dated January 22, 2004.

    (g)(2)               Foreign   Custody   Manager   Agreement   between   the
                         Registrant and The Bank of New York, dated January 22, 2004.

    (i)                  Consent of Paul,  Hastings,  Janofsky  and Walker  LLP,
                         Trust counsel.

    (j)                  Consent  of  PricewaterhouseCoopers   LLP,  Independent
                         Accountants.